EXHIBIT 10.10


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                                  SAG Partners,
                                    Landlord


                                       AND


                              Rayovac Corporation,
                                     Tenant







                               AGREEMENT OF LEASE

                               Dated: May 14, 1985




                               Madison, Wisconsin



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



        AGREEMENT OF LEASE, made as of this day of May, 1985 by and between SAG PARTNERS, a Wisconsin general partnership having an office at 601 Rayovac Drive, Madison, Wisconsin 53711 ("Landlord") and RAYOVAC CORPORATION, a Delaware corporation having an office at 601 Rayovac Drive, Madison, Wisconsin 53711 ("Tenant").

                              W I T N E S S E T H:
                              --------------------

                                    ARTICLE I

                        LEASE OF PROPERTY; TERM OF LEASE
                        --------------------------------

        1.1 Landlord hereby leases to Tenant and Tenant hereby hires from Landlord, subject to all the terms, conditions and covenants herein contained,
(a) all that certain tract or parcel of land located in Madison, Dane County, Wisconsin (the "Land"), more particularly described in Exhibit A annexed hereto and made a part of this lease, and (b) the Building and Improvements (as such terms are hereinafter defined) to be constructed by Landlord on the Land in accordance with the plans and specifications described in Exhibit B annexed hereto and made a part of this lease, together with and subject to the easements, rights, privileges and other benefits described in Exhibit C annexed hereto and made a part or this lease. The Demised Premises are leased subject only to the permitted exceptions (the "Permitted Exceptions") described in Exhibit D annexed hereto and made a part of this lease. The Land, the Building and Improvements and the matters described in Exhibit C are hereinafter collectively referred to as the "Demised Premises". Each party hereby expressly covenants and agrees to keep, observe and perform all of the covenants and conditions contained herein on the part of such party to be kept, observed and performed.

        1.2 The term of this lease shall commence on the Commencement Date, as defined in Section 2.1(d) hereof, and shall end at midnight on the last day of the month in which occurs the eighteenth (18th) anniversary of the Commencement Date unless this lease shall sooner terminate or be extended as hereinafter provided. The expiration date specified in this lease, as such date may be extended through tenant options, shall hereinafter be referred to as the "Expiration Date". Without limiting any rights which the parties hereto may have as a result of such occurrence, this lease shall terminate and be of no further force and effect if the Commencement Date has not occurred by July 1, 1989.

        1.3 Promptly after the Commencement Date, Landlord and Tenant shall enter into a written agreement which fixes the Commencement Date and the Expiration Date. If Landlord and Tenant do not agree thereon within thirty (30) days after request therefor by either party, then such dates shall be determined by arbitration pursuant to Article XXII hereof.

                                   ARTICLE II

                                   DEFINITIONS

        2.1 For all purposes of this lease, and all agreements supplemental hereto, the terms defined in this Section shall have the meanings specified in this Section unless the context expressly otherwise requires:

        (a) The term "Building" shall mean the 79,409 square foot Tech Center (including its machinery, equipment and fixtures) and the four-story 159,518 square foot office building (including its machinery, equipment and fixtures) to be constructed by Landlord on the Land, as more particularly described in the Plans and Specifications hereinafter defined, together with all additions thereto and/or replacements thereof.

        (b) The term "Business Hours" shall mean the hours of 8:00 A.M. to 6:00 P.M. on Mondays through Fridays and the hours of 9:00 A.M. to 1:00 P.M. on Saturday, but shall exclude such hours occurring on all days observed by the Federal or State government as legal holidays.

        (c) The term "Certificate of Occupancy" shall mean a certificate issued by Madison, Dane County, Wisconsin, with respect to the Building.

        (d) The term "Commencement Date" shall mean the earlier to occur of (a) the Date of Completion of Landlord's Work, or (b) the date that Tenant takes possession of the Demised Premises. If Tenant's obligations to pay Fixed Rent and/or Additional Rent commence on a day other than the first day of a calendar month, the Fixed Rent and Additional Rent shall be pro rated for the calendar month in which they commence based on the number of days from the commencement of the obligation until the end of said month.

        (e) The term "Completion Certificates" shall mean certificates prepared by Landlord's architect which set forth and certify the date upon which all of the following have been completed: (i) Landlord's Work has been completed in accordance with the Plans and Specifications; (ii) all machinery, equipment and fixtures (including, but not limited to, plumbing, electrical, elevator, and heating, ventilation and air conditioning machinery and equipment) are installed and in place in accordance with the Plans and Specifications; (iii) all utilities (including, but not limited to, water, sewer and electric) are available to the Building; and (iv) a temporary or permanent Certificate of


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Occupancy and a Board of Fire Underwriters Certificate have been issued.

        Landlord's architect may issue Completion Certificates with reference to
(i) and (ii) above notwithstanding the fact that minor or insubstantial details of construction, mechanical adjustment or decoration remain to be performed, the non-completion of which do not materially interfere with Tenant's use and occupancy of the Demised Premises for Tenant's normal business purposes.

        (f) The term "Date of Completion" shall be the date set forth in the Completion Certificates described in Section 2.1(e) above, as such date may be altered pursuant to Section 3.2.

        (g) The term "Imposition" shall mean all real estate taxes, assessments, special assessments, and all other taxes and charges of every kind and nature whatsoever, ordinary or extraordinary, foreseen or unforeseen, general or special, levied or imposed upon the Demised Premises or arising from the use, occupancy or possession of the Demised Premises, but shall not include (i) any special assessment such as an assessment for curb-cuts and traffic control assessments or charges such as "tap charges" or "connection charges" or items of a similar nature which are assessed or imposed or arise during the usual course of construction of the Demised Premises, or (ii) any franchise, excise, corporate, estate, inheritance, succession, capital levy or transfer tax of Landlord or any income, profits or revenue tax upon the income of Landlord; provided, however, that if at any time during the term of this lease, the methods of taxation prevailing upon the Commencement Date of this lease shall be altered so that in lieu of, or as a supplement to, the whole or any part of the Impositions then levied, assessed or imposed on the Demised Premises, there shall be levied, assessed or imposed, wholly or partially, a tax, assessment, levy, imposition or charge upon (i) the rent or the income arising from the operation of the Demised Premises or any part thereof, or (ii) the use and occupancy of the Demised Premises, or any part thereof, or (iii) the business of Landlord in renting the Demised Premises, then all such taxes, assessments, levies, impositions or charges shall be deemed to be included within the term "Impositions" to the extent that same would be payable if the Demised Premises were the sole property of Landlord subject thereto and Tenant shall pay and discharge the same as herein provided.

        (h) The term "Improvements" shall mean the improvements other than the Building (including landscaping, lighting, paved walkways and driveways, and paved parking for approximately 475 cars) to be constructed by Landlord on the Land, as more particularly described in the Plans and Specifica-


                                        3

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tions hereinafter defined, together with all additions thereto and/or replacements thereof.

        (i) The term "Landlord's Work" shall mean the Building to be constructed by Landlord in accordance with the Plans and Specifications and the laws of public authorities (as hereinafter defined). All of Landlord's Work shall be performed and completed in a good and workmanlike manner consistent with standards of construction practice prevailing in Dane County, Wisconsin for commercial buildings of like quality and free from all liens, charges and encumbrances except for the Permitted Exceptions. All of Landlord's Work shall be performed at Landlord's sole cost and expense, except for those items set forth in Exhibit E annexed hereto and made a part of this lease which shall be performed at Tenant's sole cost and expense. Tenant shall pay for such items within five (5) days of receiving a notice requesting payment for any of such items.

        (j) The term "laws of public authorities" shall mean any law, ordinance, regulation, order, rule, proclamation, decree or requirement, ordinary or extraordinary, foreseen or unforeseen, of the Federal or any state or municipal government, or any political subdivision, agency or instrumentality thereof, or of any other public or quasi-public authority or group, including the Wisconsin Board of Fire Underwriters, any local board thereof or any group having similar functions, having jurisdiction over the Demised Premises.

        (k) The term "Lease Year" shall mean the calendar year in which the Commencement Date occurs and each subsequent calendar year in which occurs any portion of the term of this lease. The term "Complete Lease Year" shall describe a Lease Year consisting of twelve (12) full calendar months; the term "Partial Lease Year" shall mean a Lease Year which does not consist of twelve (12) full calendar months.

        (l) The term "person" shall include any person, partnership, corporation, firm or other legal entity.

        (m) The term "Plans and Specifications" shall mean (1) a complete set of drawings covering all aspects of construction and preparation of the Demised Premises including site, landscape, structural, architectural, mechanical and electrical drawings, and (2) a complete set of specifications covering all elements of construction, which drawings and specifications were filed with and approved by the Building Department of Madison, Dane County, Wisconsin, and which Plans and Specifications are more particularly described and set forth on annexed Exhibit B, as such Plans and Specifications may be amended from time to time in accordance with the terms of this lease.



                                        4

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        (n) The term "Tax Year" shall mean the period of twelve months adopted as the fiscal year for real estate tax purposes by the appropriate governmental authorities.

        (o) The term "Unavoidable Delays" shall mean delays beyond the reasonable control of Landlord, due to strikes, lock-outs, acts of God, inability to obtain labor or materials despite the timely ordering and payment therefor in accordance with customary construction practice, government restrictions, enemy action, civil commotion, fire, flood, casualty, or other similar causes beyond the reasonable control of Landlord.

                                   ARTICLE III

                            PREPARATION FOR OCCUPANCY
                            -------------------------

        3.1 Landlord shall undertake and complete Landlord's Work in the manner contemplated by Section 2.1(i) of this lease. Landlord shall make no material change in Landlord's Work without the prior written consent of Tenant, which Tenant shall not unreasonably withhold or delay.

        3.2 In the event that the Date of Completion is delayed as the probable result of any change in the Plans and Specifications requested by Tenant, or as the probable result of any willful act or omission of Tenant, then the Date of Completion shall be deemed to occur on the date when it would have occurred but for such delay, provided that Tenant's rights and obligations under this lease other than the payment of Fixed Rent and Additional Rent shall not commence until the actual Date of Completion. Following its receipt of a notice requesting payment, Tenant shall promptly reimburse Landlord for any extra costs incurred by Landlord as a result of (a) changes requested by Tenant, whether or not such changes delayed the Date of Completion, and (b) delays as described above.

        3.3 Prior to the Commencement Date, Landlord shall afford Tenant access to the Building for the purpose of decorating the Building and making alterations thereto which do not involve its structure or systems, at Tenant's sole cost and expense, provided that in Landlord's reasonable judgment such access will not interfere with the completion of Landlord's Work. Landlord reserves the right to terminate Tenant's access if, in Landlord's sole judgment, interference with the completion of Landlord's Work occurs. Any work performed by Tenant shall be completed in a good and workmanlike manner and in compliance with Article VII of this lease.

        3.4 In the event Tenant intends to take possession of the Demised Premises prior to the Date of Completion of Landlord's Work, Tenant shall notify Landlord at least five (5) days prior to such taking of possession.


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        3.5 In the event that the Date of Completion of Landlord's Work has not occurred by May 31, 1986, then Landlord agrees to indemnify and hold Tenant harmless from and against any claims, loss, costs, liability and expenses (including attorneys' fees) incurred by Tenant as the result of (a) Tenant holding over following the expiration of its lease at First Wisconsin Plaza, or
(b) extra moving and other costs incurred by Tenant due to the delay in the Date of Completion of Landlord's Work. To make a claim pursuant to this Section 3.5, Tenant shall provide Landlord with a statement clearly itemizing Tenant's recoverable expenditures.

        3.6 Upon receipt of the final Certificate of Occupancy and the Board of Fire Underwriters Certificate covering the Building, Landlord shall deliver such original certificates to Tenant.

        3.7 Landlord represents that the following conditions will exist as of the date of final completion of the Building and Improvements:

        (a) The Building and Improvements will be in compliance with all applicable and material laws of public authorities relating to zoning, land use and building code requirements;

        (b) The Building's HVAC, electrical, plumbing and other systems will be in working order; and

        (c) The Building and Improvements will be free from defects.


                                   ARTICLE IV

                              RENT; ESCROW DEPOSIT
                              --------------------

        4.1 Tenant covenants and agrees to pay to Landlord (or to any other person designated herein) as rent for the Demised Premises the following:

        (a) Fixed Rent amounting to $2,850,000.00 per annum, subject to increase based upon increases in the Consumer Price Index (the "CPI Adjustments") as provided in Section 4.2 (herein referred to as "Fixed Rent"); and

        (b) Additional Rent consisting of all other sums of whatsoever nature which shall become due and payable by Tenant hereunder, and for default in the payment of which Landlord shall have the same remedies as for a default in the payment of Fixed Rent (herein referred to as "Additional Rent").



                                        6

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        4.2 CPI Adjustments to the Fixed Rent shall be made on the seventh (7th)
and fourteenth (14th) anniversaries of the Commencement Date and at such other times as are described in Article XXII of this lease (the "CPI Adjustment Dates"). The base for computing the CPI Adjustments is the "Consumer Price Index for all Urban Consumers, Milwaukee, Wisconsin, All Items (1967=100)" issued by the Bureau of Labor Statistics of the United States Department of Labor (the "Index") in effect for the month immediately prior to the month in which the Commencement Date occurs (the "Beginning Index"). The Index published for the month immediately preceding the CPI Adjustment Date in question (the "Adjustment Index") is to be used in determining the amount of the increase in Fixed Rent. Thus, if the Adjustment Index has increased over the Beginning Index, the initial Fixed Rent specified in Section 4.1(a) shall increase commencing with the CPI Adjustment Date in question by 60% of $2,850,000 multiplied by the percentage increase of the Adjustment Index over the Beginning Index.

        4.3 Landlord shall, promptly after each CPI Adjustment Date, deliver to Tenant a statement setting forth the amount of the CPI Adjustment and the basis for such computation. Until Tenant has received such statement from Landlord, the Fixed Rent shall be paid in an amount equal to the Fixed Rent in effect prior to such CPI Adjustment Date. On the first day of the month following receipt of the statement of the CPI Adjustment, Tenant shall pay, in addition to the adjusted Fixed Rent for such month, an amount equal to the difference between the amount paid by Tenant from the applicable CPI Adjustment Date and the amount Tenant should have paid using the adjusted Fixed Rent.

        4.4 Landlord shall not be required to make any adjustments or recomputations, retroactive or otherwise, by reason of any revision which may later be made in the figure of the Index first published for any month.

        4.5 If the Index ceases to use the 1967 average equalling 100 as the basis of calculation, or if a change is made in the term or number of items contained in the Index, or if the Index is altered, modified, converted or revised in any other way, then the Index shall be adjusted to the figure that would have been arrived at had the change in the manner of computing the Index in effect upon the Commencement Date of this Lease not been made. If such Index shall no longer be published by said Bureau, then any substitute or successor index published by said Bureau or other governmental agency of the United States, and similarly adjusted as aforesaid, shall be used. If such Index (or a successor or substitute index similarly adjusted) is not available, a reliable governmental or other reputable publication selected by Landlord and evaluating the information theretofore used in determining the Index shall be used.



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        4.6 The Fixed Rent shall be payable without demand in equal monthly installments, in advance, on the first day of each and every calendar month during the term of this lease (except that the first monthly installment or pro rata portion thereof shall be due and payable as provided in Section 2.1(d)).

        4.7 Tenant shall pay the Fixed Rent by good and sufficient check (subject to collection) drawn on a bank which is a member of the Federal Reserve System to Landlord at the address aforesaid or at such other place as Landlord may designate by notice.

        4.8 Tenant shall pay to Landlord, throughout the term of this lease, the Fixed Rent and Additional Rent (except with respect to those items of Additional Rent which are due and payable to persons other than Landlord), free of any charges, assessments, impositions or deductions of any kind, and without abatement or setoff except as hereinafter otherwise expressly provided. Tenant's obligations hereunder shall survive the expiration or earlier termination of the term of this lease.

        4.9 As of the Commencement Date, Tenant shall deposit the sum of $2,000,000 into an escrow account held by an escrow agent which is acceptable to the holder of the first permanent mortgage on the Demised Premises (the "Lender"). Tenant shall have the exclusive right to direct the investment (including reinvestment) of the funds deposited, subject to limitations as to the categories of permissible investments and as to the liquidity of such investments. In the event of Tenant's default beyond any applicable grace period in the payment of Fixed Rent or Additional Rent due and payable pursuant to this lease, the deposit, together with all interest earned thereon, shall be made available to Landlord in such amounts as are necessary to cure Tenant's default. If at the time of such default by Tenant, either (a) Landlord is simultaneously in default beyond any applicable grace period to Lender, or (b) the outstanding principal balance of Lender's mortgage loan is due, then the entire deposit, together with all interest earned thereon, shall be made available to Lender in reduction of the outstanding principal balance payable by Landlord to Lender. In the event that Tenant fully and faithfully complies with its payment obligations pursuant to this lease, the deposit, together with all interest earned thereon, shall be returned to Tenant upon the earlier to occur of the date when the Demised Premises are free and clear of all fee mortgages or the Expiration Date.

        All of the above terms shall be incorporated in an Escrow Agreement which shall be acceptable to Lender and which shall be substantially in the form of Exhibit F annexed hereto and made a part of this lease.



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                                    ARTICLE V

                                       USE
                                       ---

        5.1 Tenant shall have the right to use and occupy the Demised Premises for any lawful purpose including but not limited to any purpose permitted by variance, special permit or other application, provided that such use will in no way impair the character, reputation or appearance of the Building as a first class office building or diminish the value of the Demised Premises.

        5.2 Tenant shall not use, improve or occupy, or suffer or permit the use, improvement or occupancy of the Demised Premises contrary to the laws of public authorities (including applicable zoning laws) or in violation of insurance policies then in force or of the Certificate of Occupancy, as the same may be amended from time to time, issued for the Building.


                                   ARTICLE VI

                        OBLIGATION TO MAINTAIN AND REPAIR
                        ---------------------------------

        6.1 Tenant, at its expense, shall promptly make all necessary interior, non-structural repairs to the Building and the fixtures, appurtenances and installations therein, which repairs are not necessitated by the negligence of Landlord, its employees, contractors or agents. In addition, Tenant shall be responsible, at its expense, for making all repairs to any special or supplemental Mechanical Systems (as hereinafter defined) and/or communications systems installed by or at the request of Tenant. Tenant shall not, however, be responsible for repairing any Mechanical Systems installed in accordance with Exhibit B attached hereto.

        6.2 Except as otherwise provided in this Article VI and in Article XI, Landlord shall maintain the Demised Premises in good working order and repair consistent with the standards prevailing in first class commercial office protection in Madison, Wisconsin. Without limiting its obligations, Landlord, among other things, shall regularly maintain, service and repair plumbing, heating, ventilation, air conditioning, sprinkler, electrical and all other mechanical systems and all equipment, machinery, fixtures and appurtenance thereto ("Mechanical Systems"); make all structural repairs when required; maintain and repair the parking lot (including any necessary repaving), vaults (if any), signs, railings, roof of the Building, exterior lighting fixtures, exterior electrical work, pipes and mains (unless owned by the utility company), curbs and utility connections; maintain and repair all sidewalks, driveways and plazas abutting the Building and on the Demised Premises; keep the Demised

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Premises painted and landscaped in a manner consistent with the standards prevailing in first class commercial office projects in Madison, Wisconsin; keep the Demised Premises clean and free of debris, snow and ice; and repair all broken glass.

        6.3 Landlord shall arrange for rubbish removal and shall provide cleaning services for the Building during other than Business Hours in accordance with Exhibit G annexed hereto and made a part of this lease. In no event, however, shall Landlord be responsible for cleaning any space containing computer facilities.

        6.4 Subject to the provisions of Section 6.5, Tenant shall pay to Landlord as Additional Rent within ten (10) days of receipt of Landlord's statement clearly itemizing Landlord's expenditures and setting forth the amount payable by Tenant, all amounts in excess of $132,000 (the "Repair Base") expended by Landlord during any Complete Lease Year to fulfill its obligations pursuant to Section 6.2 and all amounts in excess of $128,000 (the "Cleaning Base") expended by Landlord during any Complete Lease Year to fulfill its obligations pursuant to Section 6.3. Appropriate pro rata adjustments shall be made to determine the sums payable by Tenant pursuant to this Section 6.4 in the event of a Partial Lease Year. Landlord may bill Tenant monthly when Landlord has incurred obligations in excess of the Repair Base or the Cleaning Base, as the case may be.

        6.5 Tenant shall pay to Landlord as Additional Rent, within ten (10) days of receipt of Landlord's statement itemizing Landlord's expenditures and setting forth the amount payable by Tenant, the entire cost of all maintenance, service and repairs performed by Landlord pursuant to Section 6.2 as a result of the following:

        (a) Damage or injury to the Building (including its fixtures, appurtenances and Mechanical Systems) or to any other portion of the Demised Premises resulting from the carelessness, omission, neglect, negligence or improper conduct of Tenant or its employees, contractors, agents, licensees or invitees; and

        (b) The erection by Tenant of signs and specialized exterior lighting fixtures upon the Demised Premises.

        In the event Tenant pays any Additional Rent pursuant to this Section 6.5, then the Repair Base in Section 6.4 shall be increased, for that Lease Year only, by an amount equal to such Additional Rent payment. If Tenant disputes the amount to be paid pursuant to this Section 6.5, then such dispute may be submitted to arbitration pursuant to Article XXII hereof.

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        6.6 Landlord warrants that the structure (including but not limited to foundation, exterior walls and cross beams, but excluding the Mechanical Systems) of the Building will be free of all defects for a period of one (1) year after the Commencement Date, and that the roof of the Building will be free of all defects for a period of five (5) years after the Commencement Date. Landlord, upon receipt of notice thereof from Tenant during the time periods specified herein, shall correct any such defect to the reasonable satisfaction of Tenant, and the cost of such repairs shall not be included in calculations of the amounts expended by Landlord pursuant to Section 6.4. Any notice delivered by Tenant pursuant to this section shall include the certified statement of a qualified architect or engineer chosen by Tenant specifying the defect(s) in reasonable detail.

        Landlord shall transfer to Tenant all transferable warranties and guaranties then in effect with respect to the Building or any of the Mechanical Systems after the date on which Landlord shall no longer be responsible therefor and Tenant shall thereupon be entitled to avail itself of any such warranties and guaranties.

        Anything in this Section 6.6 to the contrary notwithstanding, Landlord's warranties and obligations herein shall not apply to any defects or deficiencies caused by (i) decorations or alterations made by Tenant pursuant to Section 3.4 or Section 7.1, or (ii) the carelessness, omission, neglect, negligence or improper conduct of Tenant or its employees, contractors, agents, invitees or licensees. In addition, Landlord warranties shall not apply to the Tech Center.

        6.7 Landlord warrants to discharge any liens filed against the Demised Premises arising in connection with Landlord's Work or Landlord's repairs pursuant to Section 6.2 promptly after receipt of notice thereof and to pay all monies due and payable by Landlord in connection therewith.

        6.8 Tenant shall not be entitled to claim a constructive eviction from the Demised Premises for failure of Landlord to perform its obligations hereunder unless Tenant shall have first notified Landlord of the condition or conditions giving rise thereto, and if the complaint be justified, unless Landlord shall have failed to commence and diligently prosecute to completion the remedy for such conditions within a reasonable time after receipt of such notice, provided that if Tenant is unable to use or occupy the Demised Premises or portion thereof as a result of any such condition or conditions (and any dispute in respect thereof which is submitted to arbitration is so determined by the arbitrators to be the case), then Tenant, subject to Section 6.9, shall be entitled to a pro rata abatement in Fixed Rent and Additional Rent for the duration of the period during which Tenant is unable to use and occupy the Demised Premises or

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portion thereof. In such event, Landlord shall reimburse Tenant for any Fixed
Rent and Additional Rent paid by Tenant applicable to the period during which Tenant shall have been unable to use and occupy the Demised Premises or portion thereof and unless paid or credited to Tenant's account within thirty (30) days after Tenant's right to an abatement has been conclusively established, said reimbursement shall include interest thereon at the rate publicly announced from time to time by Chemical Bank as its prime rate from the date of each such payment made by Tenant to the date of reimbursement by Landlord. Landlord shall use its best efforts to remedy any such condition or conditions described above.

        6.9 Landlord reserves the right, without any liability whatsoever or abatement of Fixed Rent or Additional Rent, to stop the Mechanical Systems or to restrict or suspend access to portions of the parking lot or other areas of the Demised Premises, whenever required, to perform such repairs and other work as is the obligation of Landlord under the terms of this lease, provided that except in the event of an emergency and only if Landlord is unable in such case to give prior notice, Landlord will notify Tenant in advance of any such stoppage, restriction or suspension and, if ascertainable, will notify Tenant of its estimated duration. Landlord agrees to use its best efforts to prosecute and complete the work necessary to enable full resumption of such service or such access as promptly as possible and to minimize interference with Tenant's use and enjoyment of the Demised Premises; provided that Landlord shall be under no obligation to prosecute the work during other than Business Hours. Notwithstanding the foregoing, if the stoppage of any Mechanical Systems shall continue for forty-eight (48) consecutive hours and provided that Tenant is unable to use or occupy the Demised Premises or any portion thereof as a result of such stoppage, then Fixed Rent and Additional Rent shall thenceforth proportionately abate based on the amount of space which cannot be used or occupied by Tenant until such stoppage ceases and Tenant is able to resume occupancy of the Demised Premises or portion thereof.


                                   ARTICLE VII

                                   ALTERATIONS

        7.1 Tenant, at its own cost and expense, may make additions, alterations and changes (collectively, "alterations") in and to the Demised Premises from time to time during the term of this lease as Tenant may deem necessary or desirable, without the prior approval of Landlord, subject to compliance with the following:

        (a) The alterations shall be made in a good and workmanlike manner, in compliance with all insurance requirements

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and laws of public authorities, and all necessary permits and licenses shall be timely obtained;

        (b) With respect to structural alterations only, copies of all necessary permits and licenses, together with plans and specifications applicable to the alterations, shall be delivered to Landlord at least ten (10) business days prior to commencement of the alterations, and Tenant shall pay Landlord, upon notice, a reasonable charge for the costs (including legal, architectural and engineering fees) incurred by Landlord in reviewing the permits, licenses, plans and specifications;

        (c) The Demised Premises shall at all times be kept free of liens for labor or materials supplied to the Demised Premises;

        (d) Tenant shall indemnify and hold Landlord harmless from and against any cost or claim (including attorneys' fees and disbursements) made in connection with any lien or otherwise resulting from the prosecution of the alterations; and

        (e) Prior to commencing the alterations, Tenant or its contractors shall procure and shall thereafter maintain at all times when any work is in progress, workmen's compensation insurance, general liability insurance and standard form of fire and extended coverage insurance (with Builder's Risk endorsement, if appropriate), appropriate in coverage and amount.

        Notwithstanding the foregoing, alterations that (i) increase Landlord's maintenance, repair and cleaning costs pursuant to Section 6.2 or Section 6.3, or (ii) change the exterior appearance of the Demised Premises, or (iii) impact adversely upon the structural integrity of the Building or (iv) detract from or diminish the value of the Demised Premises as a commercial office project, shall be made only with the prior written consent of Landlord.


                                  ARTICLE VIII

                                TENANT'S PROPERTY
                                -----------------

        8.1 All fixtures, equipment, improvements and appurtenances which are affixed to the Building and/or to the Demised Premises by Tenant in such manner as to be part of the realty during the term of this lease (other than Tenant's Property, as defined in Section 8.3 hereof) shall be and remain a part of the Demised Premises and shall become the property of Landlord at the expiration of the term of this lease and thus shall not be removed by Tenant, except as hereinafter expressly provided. Tenant alone shall be entitled to take depreciation on all such fixtures, equipment, improvements and appurtenances during the term of this lease.

        8.2 Tenant shall have the right, on notice to Landlord (and with the consent of Landlord in instances where the anticipated cost exceeds $50,000), to replace any Mechanical System in the Building on or after the Commencement Date where replacement thereof is reasonably required by Tenant for use and occupancy of the Demised Premises, provided that such replacement Mechanical System shall be at least equal in capacity and in quality to the original and further provided that Landlord's warranty as to such replacement Mechanical System shall cease as of the date of the replacement. Tenant alone shall be entitled to take depreciation on any such replacement Mechanical System during the term of this lease, but shall not be entitled to remove such Mechanical System upon the expiration or earlier termination of the term of this lease.

        8.3 All counters, screens, grille work, cages, railings, partitions, paneling, other business and trade fixtures, machinery and equipment, communications equipment, signs, computers and amenities, whether or not attached to or built into the Building, which are located in the Building by Tenant on the Commencement Date or thereafter installed in the Building by or for the account of Tenant or any subtenant of Tenant and can be removed without permanent structural damage to the Building, and all furniture, furnishings and other articles of personal property owned by Tenant or a subtenant of Tenant and located in the Building (all of which are herein collectively called "Tenant's Property") shall be and shall remain the property of Tenant or any such subtenant (and only Tenant or any such subtenant may take depreciation thereon), as the case may be, and may be installed or removed at any time and from time to time during the term of this lease, at the option of Tenant, provided that (i) such installation or removal is accomplished without damage to the Building, is conducted in accordance with all laws of public authorities, insurance requirements and terms of this lease, and (ii) Tenant shall repair or shall pay the actual cost to repair any damage to the Building resulting from such installation or removal. Tenant's obligation pursuant to clause (ii) herein shall survive the expiration or earlier termination of the term of this lease.

        8.4 Any of Tenant's Property (excluding money, securities or like valuables) which shall remain in the Building in excess of five (5) business days after the Expiration Date or earlier termination of this lease may, at the option of Landlord, be deemed to have been abandoned and either may be retained by Landlord as its property or be disposed of, without accountability, in such manner as Landlord may deem appropriate, at Tenant's expense.

                                   ARTICLE IX

                    PAYMENT OF IMPOSITIONS; SEPARATE TAX LOT
                    ----------------------------------------

        9.1 Landlord shall be responsible for the payment of all Impositions. However, from and after the Commencement Date (the "Imposition Date") and thereafter throughout the term of this lease, Tenant shall pay to Landlord as Additional Rent, within ten (10) days of receipt of Landlord's statement clearly setting forth the amount payable by Tenant, or at least 30 days prior to the date that payments are due to the taxing authorities or any superior mortgagee, whichever date is later, all Impositions in excess of $491,381 (the "Base Tax") for any Tax Year occurring entirely during the term of this lease. Tenant shall pay such Additional Rent notwithstanding the pendency of a contest or proceeding brought by either Landlord or Tenant.

        In the event the assessed value of the Demised Premises is decreased ar a direct result of a substantial change in the Land or the rentable floor space of the Building, including such a change resulting from a condemnation or casualty, unrelated to normal depreciation in valuation, then the Base Tax shall be appropriately reduced to take into account the change in the Land or the rentable floor space of the Building.


        9.2 All Impositions for the Tax Year in which the Imposition Date occurs and all Impositions for the Tax Year in which the expiration or earlier termination of the term of this lease (but not as the result of Tenant's default) occurs shall be apportioned between Landlord and Tenant on a basis consistent with the principles underlying the provisions of this Article IX, taking into consideration the portion of such Tax Year which shall have elapsed after the Commencement Date and prior to the expiration or earlier termination of the term of this lease.

        9.3 In the event that Landlord or Tenant shall fail to pay such Impositions or Additional Rent, as the case may be, as may be the obligation of such party hereunder, the other party may, at its election, pay the same in accordance with the provisions of Article XIX hereof.

        9.4 Landlord shall at all times have the right, but not the obligation, to contest any such Impositions in any manner permitted by law and/or to endeavor, through proceedings or otherwise, to obtain a lowering of the assessed valuation of the Demised Premises for the purpose of reducing the Impositions. Any such contest or proceeding may include prompt appeals from any judgments, decrees or orders until a determination is made by a court having final jurisdiction in the matter. All actions taken by Landlord to commence, prosecute and settle contests or proceedings shall be performed at the expense of Tenant, and

Tenant shall reimburse Landlord within fifteen (15) days after Landlord furnishes a statement specifying the costs and expenses (including reasonable attorneys' fees and expenses) incurred by Landlord.

        9.5 Upon obtaining the consent of Landlord, which consent shall not be unreasonably withheld, Tenant may diligently bring any contest or proceeding described in Section 9.4 at its own expense and in its own name, or, whenever required by law or any rule or regulation or order to make such action or proceeding effective, in Landlord's name.

        Landlord agrees, at the request of Tenant, to cooperate with Tenant in effecting such contest or proceeding, including, without limitation, executing any and all documents reasonably necessary in connection with such contest or proceeding, but without expense or liability to Landlord. Tenant hereby agrees to indemnify and hold Landlord harmless from all costs, expenses (including reasonable attorneys' fees and disbursements), claims, loss, liability and damage by reason of, or in connection with, any such contest or proceeding. Tenant shall keep Landlord advised as to the status of such contest or proceeding.

        9.6 Landlord and Tenant agree that no settlement of any proceeding by Landlord or Tenant, as the case may be, shall result in an assessed valuation of the Demised Premises for such tax year greater than the assessed valuation of the Demised Premises for such tax year as originally imposed, unless the other party reasonably consents thereto.

        9.7 If, by reason of any contest or proceeding, all or any part of the amount of any Imposition shall be refunded or returned to Landlord, then Landlord shall promptly pay to Tenant the entire portion of the refund which is attributable to the amount of such Imposition in excess of the Base Tax, less the reasonable costs incurred by Landlord in obtaining such refund.

        9.8 Notwithstanding anything to the contrary contained in this Article IX, neither Landlord nor Tenant shall bring any contest or proceeding which would violate the terms of the Waiver of Objection to Assessed Valuation, executed by Landlord on January 15, 1985, a copy of which is annexed hereto as Exhibit H.


                                    ARTICLE X

                                    UTILITIES
                                    ---------

        10.1 From and after the Commencement Date, Landlord shall pay when due all charges for water, sewer, gas, electricity, and fuel used on or about the Demised Premises. Tenant shall pay to Landlord as Additional Rent, within ten
(10) days of
receipt of Landlord's statement clearly setting forth the amount payable by Tenant, all amounts in excess of $350,000 (the "Utility Base") expended by Landlord during any Complete Lease Year. Appropriate pro rata adjustments shall be made to determine the sums payable by Tenant pursuant to this Section 10.1 in the event of a Partial Lease Year. Landlord may bill Tenant monthly when Landlord has incurred obligations in excess of the Utility Base.

        10.2 In no event shall Tenant's use of electric current in the Demised Premises exceed the capacity of any of the electrical conductors or other equipment in or otherwise serving the Demised Premises.


                                   ARTICLE XI

                              COMPLIANCE WITH LAWS
                              --------------------

        11.1 Subsequent to the Commencement Date and except for (i) unfinished Landlord's Work as described in Section 2.1(i), (ii) Landlord's warranties under
Section 6.6 hereof, and (iii) maintenance and repairs which Landlord is obligated to perform pursuant to Section 6.2 (but not including maintenance and repairs which would not reasonably be required in the absence of laws of public authorities taking effect after the Commencement Date), Tenant, at its expense, shall diligently comply with all laws of public authorities applicable to the Demised Premises.

        11.2 Tenant may, at its expense, (and, if necessary, in the name of but without expense to Landlord) contest, by appropriate proceedings prosecuted diligently and in good faith, the validity or applicability to the Demised Premises of any law of public authority, and Landlord shall cooperate with Tenant in such proceedings, and shall execute any documents or pleadings reasonably required by Tenant for such purpose, provided that Landlord shall not be subject to the risk of criminal prosecution or penalty or the risk of material civil liability, nor shall the Demised Premises or any Fixed Rent or Additional Rent be in danger of being forfeited or lost by reason of non-compliance or otherwise by reason of such contest. Tenant hereby agrees to indemnify and hold Landlord harmless from all costs, expenses (including reasonable attorneys' fees and disbursements), claims, loss, liability and damage by reason of or in connection with any such proceeding unless the proceeding is due to Landlord's failure to observe or perform its obligations under this lease, in which latter event Landlord shall be entitled to enter the proceedings in place of Tenant and shall indemnify and hold Tenant harmless as aforesaid. Tenant shall keep Landlord advised as to the status of such proceedings.

        11.3 Notwithstanding any provision of this lease to the contrary, if, after the Building and Improvements are completed in accordance with the Plans and Specifications, any future law of public authority applicable to the Demised Premises requires changes or alterations to be made which under generally accepted accounting principles would be deemed to be capital expenditures, then it is agreed that Tenant shall do the work (subject to Landlord's right to approve the cost thereof and, at its election, to perform the work at the same or lower estimated cost, including the reasonable costs of any required architects and/or engineers) and the cost thereof shall be apportioned between Landlord and Tenant on a straight-line basis over a period of eighteen (18) years; it being agreed, for the purpose of this lease, that any such expenditure shall be deemed to have a useful life expectancy of eighteen (18) years. The cost of the expenditure shall be initially paid in full by Tenant at the time of performance of the work, but shall ultimately be allocated so that Tenant shall only be responsible for that portion thereof attributable to the period up to the Expiration Date (as same may be extended in accordance with the terms of this lease) and Landlord shall be responsible for that portion attributable to the period after the Expiration Date. Landlord shall reimburse Tenant on the Expiration Date for that portion of the cost allocable to Landlord as hereinabove provided, with simple interest thereon at an annual rate of 10% from the date of Tenant's final payment for the work.


                                   ARTICLE XII

                  ASSIGNMENT AND SUBLETTING; LEASEHOLD MORTGAGE

        12.1 Tenant shall have the right to assign its interest in this lease or to sublet all or any portion of the Demised Premises, provided that (a) in Landlord's reasonable judgment, such assignee or sublessee, and the use to which the assignee or sublessee intends to put the Demised Premises, shall be of a character appropriate to the character, reputation and appearance of the Demised Premises as a first class office project; (b) the financial condition of such assignee or sublessee shall be reasonably acceptable to Landlord; and (c) the assignment or subletting meets all requirements imposed by Lender and the holder at the time of the proposed assignment or subletting of any other fee mortgage upon all or any portion of the Demised Premises. Tenant shall not be permitted to proceed with the proposed assignment or subletting until it receives Landlord's written confirmation that conditions (a), (b) and (c) above have been met and until Tenant complies with all other requirements specified herein in
Article XII.

        12.2 The conditions of clauses (a) and (b) of Section 12.1 hereof shall not apply to transactions with a corporation into or with which Tenant is merged or consolidated or with an entity to which substantially all of Tenant's assets are transferred (provided such merger or transfer of assets is for a good business purpose and not principally for the purpose of transferring the leasehold estate created hereby, and provided further, that the assignee has a net worth at least equal to or in excess of the net worth of Tenant immediately prior to such merger or transfer), nor shall such conditions apply to transactions with an entity which controls or is controlled by Tenant or is under common control with Tenant.

        12.3 Any assignment or transfer, whether made pursuant to Section 12.1 or Section l2.2, shall be made only if, and shall not be effective until the assignee shall execute, acknowledge and deliver to Landlord a recordable agreement, in form and substance reasonably satisfactory to Landlord, whereby the assignee shall assume the obligations and performance of this lease and agree to be personally bound by and upon all of the covenants, agreements, terms, provisions and conditions hereof on the part of Tenant to be performed or observed and whereby the assignee shall agree that the provisions of this
Article XII shall, notwithstanding such an assignment or transfer, continue to be binding upon it in the future.

        12.4 Tenant shall, within ten (10) days after the execution and delivery of an assignment or sublease, deliver a conformed copy thereof (and, subsequently, any amendment(s) or modification(s) thereto) to Landlord.

        12.5 The liability of Tenant for the due performance by Tenant of the obligations on its part to be performed under this lease, shall not be discharged, released or impaired in any respect by an agreement or stipulation made by Landlord or any grantee or assignee of Landlord, by way of mortgage, or otherwise, extending the time of or modifying any of the obligations contained in this lease, or by any waiver or failure of Landlord to enforce any of the obligations on Tenant's part to be performed under this lease, and Tenant shall continue liable hereunder. If any such agreement or modification operates to increase the obligations of a tenant under this lease, the liability under this
Section 12.5 of the Tenant named in the lease or any of its successors in interest (unless such party shall have expressly consented in writing to such agreement or modification), shall continue to be no greater than if such agreement or modification had not been made. To charge Tenant named in this lease and its successors in interest, no demand or notice of any default shall be required; Tenant and each of its successors in interest hereby expressly waives any such demand or notice.

        12.6 In consideration for any exercise of its rights pursuant to Section
12.1 or Section 12.2, Tenant shall promptly pay to Landlord, as Additional Rent:

          (i) in the case of an assignment, an amount equal to one-half (1/2) of all sums and other considerations paid to Tenant by the assignee for or by reason of such assignment (including, but not limited to, sums paid for the sale or rental of Tenant's Property, less, in the case of a sale thereof, the then net unamortized or undepreciated cost thereof determined on the basis of Tenant's federal income tax returns); and

          (ii) in the case of a sublease, one-half (1/2) of any rents, additional charges or other consideration payable under the sublease to Tenant by the subtenant which is in excess of the Fixed Rent and Additional Rent accruing during the term of the sublease in respect of the subleased space (at the rate per square foot payable by Tenant hereunder) pursuant to the terms hereof (including, but not limited to, sums paid for the sale or rental of Tenant's Property, less, in the case of the sale thereof, the net unamortized or undepreciated cost thereof, determined on the basis of Tenant's federal income tax returns).

The sums payable under this Section 12.6(ii) shall be paid to Landlord as and when paid by the subtenant to Tenant. Notwithstanding this Section 12.6(ii), however, Tenant shall be obligated to pay Landlord all excess rents, additional charges or other consideration relating to a sublease of that portion of the Building described in Exhibit I attached hereto and made a part of this lease.

        12.7 Landlord's consent to any sublease or assignment shall not be deemed or construed to modify, amend or affect the terms and provisions of this lease, or Tenant's obligations hereunder, which shall continue to apply to the occupants thereof, as if the sublease or assignment had not been made. Tenant covenants that, notwithstanding any assignment or sublease, whether or not in violation of the provisions of this lease, and notwithstanding the acceptance of Fixed Rent or Additional Rent by Landlord from an assignee or sublessee or any other party, Tenant shall remain fully and primarily liable for the payment of the Fixed Rent and Additional Rent due and to become due under this lease and for the performance of all of the covenants, agreements, terms, provisions and conditions of this lease on the part of Tenant to be performed or observed. In the event that Tenant defaults in the payment of any Fixed Rent or Additional Rent, Landlord is authorized to collect any rents due or accruing from any assignee, subtenant or other occupant of the Demised Premises and to apply the net amounts collected to the Fixed Rent and Additional Rent reserved herein, and the receipt of any such amounts by Landlord from an assignee or subtenant, or other occupant of any part of the Demised Premises, shall not be deemed or construed as releasing Tenant from Tenant's obligations hereunder or the acceptance of that party as a direct tenant.

        12.8 Tenant shall include, or cause to be included, in each sublease a provision prohibiting the assignment of the sublease or subletting thereunder without complete compliance with the terms of this Article XII. If such sublease or subletting is assigned or further sublet without complete compliance with the terms of this Article XII, Tenant shall immediately terminate such sublease, or arrange for the termination thereof, and proceed expeditiously to have the occupant thereunder dispossessed.

        12.9 Notwithstanding any other provision of this lease to the contrary, the extension options contained in Article XXII may not be sold, assigned or otherwise transferred separately from this lease.

        12.10 Tenant shall have the right to mortgage this lease and Tenant's leasehold estate herein ("leasehold mortgage") at any time, and from time to time, without limit as to amount and number and on any terms Tenant may deem desirable, and to assign this lease and existing or future subleases, license agreements and concession agreements and the rentals and fees thereunder to the holder of any such mortgage ("leasehold mortgagee") as additional collateral security for the indebtedness secured by the leasehold mortgage, provided such mortgage is subordinate to the first mortgage on the Demised Premises and any future fee mortgage permitted under this lease.

        12.11 If Tenant shall have executed and delivered a leasehold mortgage and the leasehold mortgagee shall have notified Landlord to such effect giving its name and address; (a) Landlord concurrently shall serve upon such leasehold mortgagee a copy of each notice, consent, approval, request or demand given to Tenant under this lease, and (b) such leasehold mortgagee shall have the right, for a period of ten (10) days more than is given to Tenant, to remedy or cause to be remedied any default which is the basis of a notice; and Landlord shall accept performance by such leasehold mortgagee as performance by Tenant. Notwithstanding the above, the leasehold mortgagee shall not have extra time to remedy a default in the event of an emergency or the potential forfeiture of an interest or right of Landlord or where the leasehold mortgagee is an affiliate of Tenant.

                                  ARTICLE XIII

                     SUBORDINATION; NON-DISTURBANCE; NOTICE
                     --------------------------------------
                             TO SUPERIOR MORTGAGEES
                             ----------------------

        13.1 Subject to the conditions provided in Section 13.2 hereof, this lease shall be subject and subordinate to the lien of all mortgages now or hereafter encumbering the Demised Premises, and to each advance made or hereafter to be made under such mortgages, and to all renewals, modifications, consolidations, replacements and extensions of such mortgages. The fee mortgages to which this lease is subject and subordinate pursuant to this Section 13.1 are hereinafter sometimes called "superior mortgages" and the holder of a superior mortgage at the time referred to is hereinafter sometimes called "superior mortgagee."

        13.2 Notwithstanding the provisions of Section 13.1 hereof, the subordination of this lease to any superior mortgage is subject to the express condition that so long as this lease is in full force and effect and Tenant is not in default beyond the expiration of any applicable grace period, (a) the rights of Tenant under this lease (including but not limited to the rights of Tenant under Article XV and Article XVI with respect to the disposition of the proceeds of any casualty or with respect to any condemnation award, as the case may be) shall in no manner be affected thereby, (b) Tenant shall not be joined as a party defendant in any foreclosure action or proceeding which may be instituted or taken by the holder of such superior mortgage and (c) Tenant shall not be evicted from the Demised Premises nor shall Tenant's leasehold estate hereunder be terminated or disturbed by reason of any default under such superior mortgage.

        13.3 In the event Tenant has the right pursuant to any provision in this lease, immediately or after lapse of a period of time, to cancel or to terminate this lease, or to claim a partial or total eviction, Tenant shall not exercise such right (a) until it has given written notice of the act or omission triggering the right to Landlord and to each superior mortgagee whose name and address shall previously have been furnished to Tenant in writing and (b) unless such act or omission shall be one which is not capable of being remedied by Landlord or such superior mortgagees within a reasonable period of time, until a reasonable period of time for remedying such act or omission shall elapse during which the superior mortgagees shall be entitled to remedy the same but shall fail to commence any good faith efforts to do so (which reasonable period shall be at least fifteen (15) days more than the period to which Landlord is entitled under this lease, after similar notice, to effect such remedy). Once a superior mortgagee commences good faith efforts within a reasonable period of time to remedy Landlord's default, Tenant shall not exercise its rights as aforesaid provided that the superior mortgagee continues with diligence and continuity to remedy the act or omission.

        13.4 If the holder of a superior mortgage shall succeed to the rights of Landlord under this lease, whether through foreclosure or delivery of a deed in lieu thereof or for any other reason whatsoever, then at the request of such party (herein sometimes called "successor landlord") Tenant shall attorn to and shall recognize such successor landlord as Landlord under this lease, and shall promptly execute and deliver any instrument that such successor landlord may reasonably request to evidence such attornment. Upon such attornment, this lease shall continue in full force and effect as a direct lease between the successor landlord and Tenant upon all of the terms, conditions and covenants as are set forth in this lease; provided, however, that the successor landlord shall not
(a) be liable for any previous act or omission of Landlord under this lease or
(b) be subject to any offset, not expressly provided for in this lease, which theretofore shall have accrued to Tenant against Landlord or (c) be bound by any previous prepayment of more than one month's Fixed Rent unless such prepayment shall have been expressly approved in writing by the successor landlord or (d) be liable for the return of any escrow deposit provided for in this lease, unless such deposit shall actually have been deposited with the successor landlord.

        13.5 So long as there is a first superior mortgage encumbering the Demised Premises, Landlord and Tenant, without first obtaining the written consent of the holder of the first superior mortgage, will not enter into any agreement, the effect of which would be to (a) cancel, terminate or surrender this lease or (b) reduce the Fixed Rent or require the prepayment of any Fixed Rent (or Additional Rent) in advance of the date specified in this lease or (c) create any offsets or claims against the Fixed Rent except as is expressly provided for by the terms of this lease.

        13.6 Within twenty (20) days after written request by Landlord, Tenant shall execute a subordination and non-disturbance agreement consistent with the provisions of this lease evidencing the subordination of this lease to any superior mortgage.


                                   ARTICLE XIV

                                    INSURANCE
                                    ---------

        14.1 From and after the Commencement Date, Landlord, at its own cost and expense, shall maintain in effect for the benefit of Landlord and Tenant:

        (a) insurance covering the Demised Premises against loss or damage by fire and such risks as are customarily included in extended coverage endorsements attached to fire insurance policies covering comparable property in the vicinity of the Demised Premises, in an amount not less than the full replacement cost thereof, but which may include a deductible not to exceed $25,000 per occurrence; and

        (b) boiler and machinery insurance in an amount not less than $1,000,000; provided, however, that for so long as there shall be no high pressure boiler in the Building, Landlord shall carry insurance in a comparable amount covering damage incurred as a result of the explosion or rupture of steam pipes (a "Difference in Conditions Policy").

The words "full replacement cost" as used in subdivision (a) of this Section
14.1 shall mean the cost of actual replacement (excluding foundation and excavation costs and cost of underground flues, pipes and drains).

        14.2 From and after the Commencement Date, Tenant, at its own cost and expense, shall maintain for the mutual benefit of Landlord and Tenant:

        (a) public liability insurance in the minimum amount of $10,000,000 with respect to bodily injury or death resulting from any one accident, and not less than $1,000,000 with respect to property damage. Landlord may reasonably request increases in the amounts of liability insurance maintained by Tenant to raise coverage to the levels existing at comparable properties in the vicinity of the Demised Premises;

        (b) rent insurance for the benefit of Landlord in an amount equal to the sum of (i) the Fixed Rent payable by Tenant for the subsequent period of one full year (regardless of whether one full year shall be then remaining in the term of this lease), and (ii) all of the Additional Rent which Tenant would be required to pay to Landlord pursuant to Articles VI, IX, and X for the subsequent period of one full year (regardless of whether one full year shall be then remaining in the term of this lease) in the event that Landlord's total expenditures pursuant to such Articles for the previous period of one full year increase by 12%; and

        (c) such other or additional insurance in such amounts and forms against other insurable hazards as may be reasonably required by Landlord or by the terms of the first superior mortgage.

        14.3 The insurance required under this Article XIV shall be effected by valid and enforceable policies acceptable to the first superior mortgagee and issued by insurance companies licensed to do business in the State of Wisconsin, with a general policyholder's rating of at least "A" and a financial rating of at least Class XI, as rated in the latest edition of Best's Insurance Guide. Any insurance policy or policies under this Article may cover the Demised Premises and any other properties owned or operated by Tenant or Landlord, provided that any such policy or policies shall identify the Demised Premises and shall comply with the requirements of this Article.

        14.4 Upon the Commencement Date and thereafter, not less than thirty
(30) days prior to the expiration date of any expiring policies theretofore furnished pursuant to this Article, certificates of such policies or renewal policies, as the case may be, shall be delivered by the party required to obtain such policies to the other party. If the Demised Premises are covered by any superior mortgages, certificates of the policies for the insurance required under this Article shall be delivered to the holder of each superior mortgage as well. If Landlord requests, Tenant shall deliver the actual insurance policies (rather than insurance certificates) to the holder of the first superior mortgage.

        14.5 All policies of insurance required under Section 14.1 shall name Landlord and Tenant as the insured parties, as their respective interests may appear, and also shall be payable, under a standard non-contributory mortgagee endorsement, to the holder of any superior mortgage covering the Demised Premises. Each policy of insurance required under Sections 14.1 and 14.2 shall contain an agreement by the insurer that it will not be cancelled, allowed to lapse or reduced in amount without at least twenty (20) days' prior written notice to Landlord, Tenant and the holder of any superior mortgage, the name and address of which is furnished to the insurer.

        14.6 All policies described in Sections 14.1 and 14.2 shall be written as primary policies and not contributing to or being in excess of any other coverage which Landlord or Tenant, as the case may be, may carry. Each policy, including the policy described in Section 14.7, shall provide that any loss otherwise payable thereunder shall be payable notwithstanding any act, negligence or omission of Landlord or Tenant which might, absent such provision, result in a forfeiture of all or a part of such insurance payment, or the occupation or use of any portion of the Demised Premises for purposes more hazardous than permitted by the provisions of such policy. All policies of fire and extended coverage insurance pursuant to Section 14.1 shall contain "agreed amount" endorsements, provided, however, that in lieu thereof Landlord may elect to have the then full replacement cost of the Demised Premises determined at reasonable intervals (but not less often than once every two years) by the underwriter of fire insurance on the Demised Premises or, if such underwriter will not act, by a qualified appraiser satisfactory to Landlord. Upon completion, a copy of such determination shall be promptly delivered to Tenant.

        14.7 From and after the Commencement Date, Tenant, at its own cost and expense, shall maintain a fire insurance policy or policies covering the full replacement value of Tenant's Property.

        14.8 Each policy described in this Article XIV shall contain appropriate clauses, if obtainable, providing that the insurer (a) waives it's right of subrogation against all parties hereto with respect to losses payable under such policy or policies and/or (b) agrees that such policy or policies shall not be invalidated if any insured thereunder shall waive in writing, prior to any loss, any or all rights of recovery against any other party for losses covered by such policy or policies. The waiver of subrogation or permission for release referred to herein shall extend to the agents, employees and invitees of each party and, in the case of Tenant, shall also extend to any other person occupying or using the Demised Premises.

        14.9 In the event of any loss, Tenant shall give Landlord immediate notice thereof. Landlord shall have the right to prosecute or contest, or to require Tenant to prosecute or contest, any claim under any of the insurance policies, or any adjustment, settlement or compromise thereof. All proceeds of any insurance required under Section 14.1 or Section 14.2 shall be payable, subject to the provisions of Article XV, to any superior mortgagees or, in the event that the superior mortgagees do not require the proceeds or that there are no superior mortgagees, to Landlord.

        14.10 In the event that a superior mortgagee shall require that escrow deposits be made for the payment of any of the insurance policies required to be maintained hereunder by Tenant, then Tenant shall, in lieu of directly paying for such insurance, pay to Landlord the amount of the escrow deposits required by the superior mortgagee. Such payments shall be made not less than ten (10) days prior to the date such payments are required by the superior mortgagee.


                                   ARTICLE XV

                              DESTRUCTION OR DAMAGE
                              ---------------------

        15.1 Subject to Sections 15.2 and 15.3, in case of damage to or total or partial destruction (other than by reason of condemnation proceedings) of the Building and Improvements, Landlord, at its expense (whether or not the insurance proceeds are sufficient to cover the cost thereof), shall restore, replace, build, repair or rebuild the damaged or destroyed Building and Improvements to a safe and lawful condition so that the Building and Improvements shall be restored to the extent practicable to their condition immediately prior to such damage or destruction. In the event that Landlord wishes to rebuild the Building and Improvements pursuant to plans incorporating an improved architectural design which is suitable for Tenant's purposes and would provide Tenant with at least the amount of usable space provided by the current Building and Improvements, then Tenant shall not unreasonably withhold its consent. Any restoration, replacement, building, repair or rebuilding is sometimes referred to in this Article and in Article XVI hereof as the "Work." The Work shall be commenced within ninety (90) days after the receipt of the insurance proceeds by the superior mortgagee or Landlord and shall proceed with reasonable diligence to completion subject to Unavoidable Delays. Any excess insurance proceeds over and above the amount utilized for the Work, together with any interest thereon, shall be paid over to Landlord and shall be the sole property of Landlord.

        15.2 In the event of damage or destruction of more than 25% of the rentable square foot area of the Building occurring (a) during the last two (2) years of the initial term of this lease or of the First Extended Term (as described in Article XXII) or (b) during the last five (5) years of the Second Extended Term (as described in Article XXII), Landlord and Tenant shall each have the right to elect to terminate this lease by notice given to the other party within ninety (90) days after the date of the damage or destruction. In such event the term of this lease shall end on the date of notice with the same effect as if that date was the date stipulated herein as the Expiration Date; except that in the event of Landlord's termination, Fixed Rent shall be apportioned as of the date of notice with respect to the undamaged portion of the Building and as of the date of the damage with respect to the unusable portion of the Building. Notwithstanding the above, Tenant shall not be entitled to terminate pursuant to clause (a) if it has exercised its Article XXII extension option for the First Extended Term or the Second Extended Term, as the case may be. In addition, Landlord's notice of termination in reliance upon the circumstances described in clause (a) shall be ineffective if, within seven (7) days after receipt of such notice, Tenant exercises its option for an extended term.

        15.3 In the event the amount of insurance proceeds available following damage to or total or partial destruction of the Building and Improvements occurring prior to the last year of the 10 year period (as defined in Section 31.1) exceeds the total outstanding mortgage balance held by Lender (as defined in Section 4.9) at the time such insurance proceeds first become available, then Lender shall be permitted to retain that portion of the proceeds which equals the mortgage debt. In such event, Landlord shall attempt with reasonable diligence to obtain alternative financing for the purpose of restoring or rebuilding the Building and Improvements. If such financing requires the payment of interest at an annual rate greater than 13.625%, then Tenant shall pay the amounts described in
Section 31.1(a) and shall be permitted to rely upon the protections afforded by Sections 31.2 and 31.3. If Landlord is unable to obtain alternative financing within ninety (90) days of Lender's notice regarding its retention of a portion of the proceeds, then Landlord shall give Tenant a notice of termination of this lease. Thereupon, the lease shall terminate and the Fixed Rent shall be apportioned in the manner described in Section 15.2.

        15.4 There shall be no abatement or reduction of Fixed Rent or Additional Rent by reason of any such damage or destruction (except to the extent of any rent insurance proceeds actually received by Landlord therefor) nor shall Tenant be entitled to surrender possession of the Demised Premises by reason thereof, except as otherwise provided in Section 15.2 hereof.

        15.5 No damages, compensation or claim shall be payable by Landlord for inconvenience, loss of business or annoyance arising from the repair or restoration of any portion of the Building or Improvements pursuant to Section 15.1, nor shall Landlord be required to repair or replace (or reimburse Tenant for the cost of repairing or replacing) all or any portion of Tenant's Property. To the extent possible, reasonable efforts will be made during the progression of the Work to minimize interference with any continued use by Tenant of portions of the Building and Improvements.


                                  ARTICLE XVI

                                  CONDEMNATION
                                  ------------

        16.1 If at any time during the term of this lease, title to all or substantially all of the Demised Premises shall be taken in condemnation proceedings or by any right of eminent domain, this lease, and the estate hereby granted, shall terminate on the date of such taking (the "Taking Date") and the Fixed Rent and Additional Rent shall be apportioned as of and paid to the Taking Date; provided, however, that if the condemning authority fails to take possession of the Demised Premises on the Taking Date, then for such period of time as Tenant remains in possession of the Demised Premises Tenant shall continue to pay the appropriate use and occupancy charge to the party legally entitled to receive the same, and provided further, that the foregoing obligation of Tenant to pay the use and occupancy charge shall in no way be construed to limit Tenant's right to vacate the Demised Premises from and after the Taking Date. For the purpose of this Section 16.1 the term "substantially all of the Demised Premises" shall mean a taking of such portion of the

Demised Premises (including the parking area) that the untaken portion cannot, in Tenant's reasonable opinion, be practically or economically used or converted for the use that Tenant is then making of the Demised Premises. As promptly as possible after Tenant receives notice of the portion of the Demised Premises subject to a material taking, Tenant shall give Landlord preliminary notice of whether Tenant considers such contemplated taking to be of substantially all of the Demised Premises. When title to the portion of the Demised Premises so taken vests in the condemning authority, whether by agreement of the parties or a court determination, within fourteen (14) days thereafter, Tenant shall give Landlord a final notice of whether Tenant considers such taking to be of substantially all of the Demised Premises.

        In the event of a taking subject to this Section 16.1, any award or awards payable by reason thereof (other than any award or awards payable to Tenant pursuant to Section 16.4), less any costs incurred in collecting the same (the "net award") shall be paid to Landlord, or to any superior mortgagee if it shall so require.

        16.2 In the event of a taking of less than substantially all of the Demised Premises, the term of this Lease shall not be reduced or affected in any way, and the net award therefrom shall be paid to Landlord, or to any superior mortgagee if it shall so require. Following any such taking, Landlord shall, at its sole cost and expense, proceed with reasonable diligence, subject to Unavoidable Delays, to repair and restore the Demised Premises to substantially its former condition to the extent that the same may be feasible and so as to constitute a complete architectural unit. From and after the Taking Date, Fixed Rent payable hereunder shall be reduced in a proportion equal to the reduction in the rentable square foot area of the Building. Tenant shall not be entitled to any reduction in Fixed Rent as a result of the taking of the Improvements, or any portion thereof.

        16.3 If the whole or any part of the Demised Premises or of Tenant's interest in this lease shall be taken in condemnation proceedings or by any right of eminent domain for a temporary use or occupancy and such temporary use or occupancy is not such as to render in Tenant's reasonable opinion the remaining term of this lease impracticable for the purposes contemplated hereunder, the term of this lease shall not be reduced or affected in any way and Tenant shall continue to pay Fixed Rent and Additional Rent, without reduction or abatement (except to the extent of any rent insurance proceeds actually received by Landlord therefor), in the manner and at the times herein specified and, except only to the extent that Tenant is prevented from so doing pursuant to the terms of the order of the condemning authority, Tenant shall continue to perform and observe all of the other covenants, agreements, terms and provisions of this lease as if such temporary taking had not occurred; provided, however, that in the event, as hereinabove provided, that Tenant determines in its reasonable opinion that the remaining portion of the term is impracticable, Tenant shall have the right to cancel this lease effective as of the date of such temporary taking by notice given to Landlord within sixty (60) days after the date of such temporary taking. In such event, Landlord shall be entitled to receive the entire award for the temporary taking, shall reimburse Tenant for any Fixed Rent and Additional Rent paid by Tenant subsequent to the date of the temporary taking, and shall pay any remaining portion of the award to the Lender in reduction of the outstanding principal balance of the first permanent mortgage. In the event of any such temporary taking, except if Tenant exercises the lease cancellation right described above, Tenant shall be entitled to receive the entire amount of any award for such temporary taking, whether such award is paid by way of damages, rent or otherwise, unless such period of temporary use or occupancy shall extend beyond the Expiration Date, in which case such award, after payment to Landlord therefrom of the estimated cost of restoration of the Demised Premises to the extent that any such award is intended to compensate for damage to the Demised Premises, shall be apportioned by Tenant and Landlord as of the Expiration Date in the same ratio that the part of the entire period for which such compensation is made falling before the Expiration Date bears to that part falling after the Expiration Date. Landlord shall pay any portion of the award relating to the period after the Expiration Date to the Lender in reduction of the outstanding principal balance of the first permanent mortgage. Promptly after obtaining possession of the Demised Premises or portion thereof after the expiration of any temporary use or occupancy thereof pursuant to any such temporary taking, Tenant shall, after receipt of the proceeds awarded as a result of any such temporary taking, repair and restore the Demised Premises or portion thereof, as the case may be.

        16.4 Tenant shall be entitled to appear, claim and receive in any proceeding relating to any taking a separate award or awards for a taking of Tenant's Property and, subject to the rights of the first superior mortgagee to be paid in full, the value of the unexpired term of the leasehold (including any separate award which may be made or valued for the options to extend the term of this lease as provided for in Article XXII hereof) and for Tenant's moving expenses. Landlord hereby expressly assigns to Tenant any and all right and for interest which Landlord may have in and to any award made in respect of Tenant's Property and Tenant's moving expenses. The proceeds of any award of condemnation made for the value of the unexpired term of the leasehold over and above that portion of the award payable to the holder of the first superior mortgage shall be equitably allocated between Landlord and Tenant. In the event of any taking, the parties agree to cooperate in applying for and in prosecuting any claims with respect to such taking.

        16.5 Any dispute under this Article XVI shall be determined by arbitration pursuant to Article XXIV hereof.


                                  ARTICLE XVII

                                 INDEMNIFICATION
                                 ---------------

        17.1 Tenant shall indemnify and save Landlord harmless from and against all liabilities, obligations, damages, penalties, claims, costs, charges and expenses, including reasonable architects' and attorneys' fees, which may be imposed upon or incurred by or asserted against Landlord by reason of any of the following occurrences during the term of this lease:

        (a) any work or thing done in, on or about the Demised Premises, or any part thereof, by Tenant or any party other than Landlord or its agents;

        (b) any use, non-use, possession, occupation, condition, operation, maintenance or management of the Demised Premises, or any part thereof;

        (c) any negligence on the part of Tenant or any of its agents, contractors, servants, employees, subtenants, licensees or invitees;

        (d) any accident, injury or damage to any person or property occurring in, on or about the Demised Premises or any part thereof, except if arising in connection with Landlord's Work or the breach of Landlord's maintenance and repair obligations under Article VI hereof (provided that Tenant gave Landlord prompt notice of any potentially dangerous condition requiring repair of which Tenant was actually aware); or

        (e) any failure on the part of Tenant to perform or comply with any of the covenants, agreements, terms, provisions, conditions or limitations contained in this lease on its part to be performed or complied with.

In case any action or proceeding is brought against Landlord by reason of any such claim, Tenant, upon written notice from Landlord, shall at Tenant's expense resist and defend such action or proceeding by counsel approved by Landlord in writing, which approval shall not be unreasonably withheld. The obligations of Tenant under this Section 17.1 arising by reason of any such occurrence taking place during the term of this lease shall survive the expiration or early termination of this lease.

        17.2 Landlord shall indemnify and save Tenant harmless from and against all liabilities, obligations, damages, penalties, claims, costs, charges and expenses (including reasonable architects' and attorneys' fees) which may be imposed upon or incurred by or asserted against Tenant by reason of any of the following occurrences:

        (a) any negligence on the part of Landlord or any of its agents, contractors, servants, employees, subtenants, licensees or invitees;

        (b) any accident, injury or damage to any person or property occurring in, on or about the Demised Premises or any part thereof as the result of Landlord's Work or the breach of Landlord's maintenance and repair obligations under Article VI hereof (provided that Tenant gave Landlord prompt notice of any potentially dangerous condition requiring repair of which Tenant was actually aware); or

        (c) any failure on the part of Landlord to perform or comply with any of the covenants, agreements, terms, provisions, conditions or limitations contained in this lease on its part to be performed or complied with.

        In case any action or proceeding is brought against Tenant by reason of any such claim, Landlord, upon written notice from Tenant, shall at Landlord's expense resist and defend such action or proceeding. The obligations of Landlord under this Section 17.2 arising by reason of any such occurrence taking place prior to or during the term of this lease shall survive the expiration or early termination of this lease.



                                  ARTICLE XVIII

                               DEFAULT PROVISIONS
                                ------------------

        18.1 This lease and the term and estate hereby granted are subject to the limitation that:

        (a) Whenever Tenant shall default in the payment of any installment of Fixed Rent on any day upon which the same ought to be paid and if such default shall continue for five (5) days after Landlord shall have given to Tenant written notice specifying such default, or whenever Tenant shall default in the payment of any other sum payable by Tenant hereunder as an item of Additional Rent on any day upon which the same ought to be paid and if such default shall continue for ten (10) days after Landlord shall have given to Tenant a written notice specifying such default; or

        (b) whenever Tenant shall do, or permit anything to be done, whether by action or inaction, contrary to any of the covenants, agreements, terms or provisions of this lease, or shall fail in the keeping and performance of any of the covenants, agreements, terms or provisions contained in this lease which on the part or on behalf of Tenant are to be kept or performed (other than those referred to in the foregoing subsection (a) of this Section), and Tenant shall fail to commence to take steps to remedy the same within fourteen (14) days after Landlord shall have given Tenant a written notice specifying the same, or, having so commenced, shall thereafter fail to proceed with diligence and continuity to remedy the same (unless the failure relates to a matter which with due diligence cannot reasonably be commenced within the 14-day period); or

        (c) whenever an involuntary petition shall be filed against Tenant under any bankruptcy or insolvency law or under the reorganization provisions of any law of like import, or a receiver of Tenant or of or for its property shall be appointed without the acquiescence of Tenant, or whenever this lease or the estate hereby granted or the unexpired balance of the term would, by operation of law or otherwise, devolve upon or pass to any person, except in accordance with the terms hereof, and such situation under this subsection (c) shall continue and shall not be remedied by Tenant within sixty (60) days; or

        (d) whenever Tenant shall make an assignment of its property for the benefit of creditors or shall file a voluntary petition under any bankruptcy or insolvency law, or whenever any court of competent jurisdiction shall approve a petition filed by Tenant under the reorganization provisions of the United States Bankruptcy Act or under the provisions of any successor law, or whenever a petition shall be filed by Tenant under the arrangement provisions of the United States Bankruptcy Act or under the provisions of any successor law; or

        (e) whenever the Demised Premises or any portion thereof shall be abandoned,

then, in any of said cases set forth in the foregoing subsections, regardless of and notwithstanding the fact that Landlord has or may have some other remedy under this lease or by virtue hereof, or in law or in equity, Landlord may give to Tenant a notice (the "second notice") of intention to end the term of this lease specifying a day not less than ten (10) days thereafter and, upon giving of the second notice, this lease and the term and estate hereby granted shall expire and terminate upon the day so specified in the second notice, as fully and completely and with the same force and effect as if the day so specified was the date hereinbefore fixed as the Expiration Date, and all rights of Tenant under this lease shall expire and terminate, but Tenant shall remain liable for damages as hereinafter provided.

        18.2 In the event of the termination of this lease or re-entry by Landlord, under any of the provisions of this Article

XVIII or pursuant to law, by reason of default hereunder on the part of Tenant, Tenant will pay to Landlord, as damages, at the election of Landlord, either:

        (a) a sum which at the time of such termination of this lease or at the time of any such re-entry by Landlord, as the case may be, represents the then value (using a discount rate of 8% per annum) of the excess, if any, of:

          (i) the aggregate of any delinquent Fixed Rent and Additional Rent and the Fixed Rent and Additional Rent which would have been payable by Tenant (conclusively presuming that Additional Rent would increase each year by (A) the average percentage which it annually increased during the period (not to exceed 5 years) prior to the lease termination or re-entry, or (B) if this lease has been in effect for less than three years at the time of termination or re-entry, 12%) for the period commencing with such earlier termination of this lease or the date of any such re-entry, as the case may be, and ending with the Expiration Date had not this lease been so terminated or had Landlord not so re-entered the Demised Premises, over

          (ii) the then fair market rental value of the Demised Premises for the same period, or

        (b) sums equal to the Fixed Rent and Additional Rent which would have been payable by Tenant (determined pursuant to the method described in Section 18.2(a)(i)) had not this lease been so terminated, or had Landlord not so re-entered the Demised Premises, payable upon the days specified herein for such payment following such termination or such re-entry and until the date herein specified as the Expiration Date; provided, however, that if Landlord shall re-let the Demised Premises during said period, Landlord shall credit Tenant with the rents, if any, as and when received by Landlord from such re-letting, it being understood that any such re-letting may be for a period shorter or longer than the remaining term of this lease; but in no event shall Tenant be entitled to recessive any excess of such rents over the sums payable by Tenant to Landlord hereunder, nor shall Tenant be entitled in any suit for the collection of damages pursuant to this subsection to a credit in respect of any rents from a re-letting, except to the extent that such rents are actually received by Landlord.

        Whether Landlord elects damages pursuant to (a) or (b) above, Tenant shall also pay to Landlord as damages an amount equal to the expenses incurred in terminating this lease or in re-entering the Demised Premises and in securing possession thereof, including attorneys' fees, as well as the expenses of re-letting, including altering and preparing the Demised Premises for new tenants, brokers' commissions and attorneys' fees, rent concessions, and all other expenses properly chargeable against the Demised Premises and the rental thereof.

        If the Demised Premises or any part thereof are re-let by Landlord for the unexpired portion of the term of this lease, or any part thereof, before presentation of proof of such damages to any court, commission or tribunal, the amount of rent reserved upon such re-letting shall, prima facie, be the fair market rental value for the Demised Premises, or part thereof, so re-let during the term of the re-letting. No such re-letting shall constitute a surrender or acceptance of a surrender.

        Suit or suits for the recovery of damages pursuant to subsection (b), or any installments thereof, may be brought by Landlord from time to time at its election, and nothing contained herein shall be deemed to require Landlord to postpone suit until the date when the term of this lease would have expired if it had not been terminated under the provisions of this Article XVIII or under any provisions of law, or had Landlord not re-entered the Demised Premises. Nothing herein contained shall be construed as limiting or precluding the right of Landlord to prove for and obtain as liquidated damages by reason of the termination of this lease an amount equal to the maximum allowed by any statute or rule of law.

        All references in this Section 18.2 to Expiration Date shall mean the date the lease term then in effect (without the exercise of any extension option by Tenant) would have expired had the lease not been terminated. Notwithstanding the above, if prior to the termination of the lease, Tenant had exercised an extension option pursuant to Article XXII for an additional term, then Expiration Date shall mean the date such extension term would have expired (even if such extension term had not commenced prior to termination of the lease).

        18.3 If this lease shall terminate by reason of a default on the part of Tenant as provided for herein, Landlord shall have the right to re-enter the Demised Premises either by summary proceedings or by any other judicial proceeding and may repossess the Demised Premises and dispossess Tenant and any other person from the Demised Premises and remove any and all of their property and effects therefrom, at the sole cost and expense of Tenant.

        18.4 Tenant, on its own behalf and on behalf of any and all persons claiming through or under Tenant, including creditors of all kinds, does hereby waive and surrender all right and privilege which they or any of them might have under or by reason of any present or future law to redeem the Demised Premises or to have a continuance of this lease for the term hereby demised after being dispossessed or ejected therefrom by process of law, under the terms of this lease or after the termination of this lease as herein provided.

        18.5 The words "enter", "entry", "re-enter" and "re-entry" are not restricted to their technical legal meaning.


                                   ARTICLE XIX

                   RIGHT TO PERFORM OTHER PARTY'S OBLIGATIONS;
                   -------------------------------------------
                          CUMULATIVE REMEDIES; WAIVERS
                          ----------------------------

        19.1 If Tenant shall default in the observance or performance of any term or covenant on its part to be observed or performed under this lease, then Landlord, without being under any obligation to do so and without thereby waiving such default, may remedy such default for the account and at the expense of Tenant, immediately without notice in case of emergency, or in any other case only provided that Tenant shall fail to commence to remedy such default within the applicable grace period and thereafter proceed with diligence and continuity to complete such remedy. Landlord shall have the right to enter the Demised Premises for the purpose of remedying such default, without notice in the case of emergency, but otherwise only after reasonable prior written notice to Tenant. If Landlord makes any expenditures or incurs any obligations for the payment of money in connection therewith including, but not limited to, reasonable attorneys' fees and disbursements, in instituting, prosecuting or defending any action or proceeding, such sums paid or obligations incurred, with interest from the time of the expenditure at the Interest Rate (as defined in Section 19.5), shall be deemed Additional Rent hereunder and shall be payable by Tenant on demand or with the next installment of Fixed Rent.

        19.2 If Landlord shall default in the observance or performance of any term or covenant on its part to be observed or performed under or by virtue of any of the terms or provisions of this lease, Tenant, without being under any obligation to do so and without thereby waiving such default, may remedy such default for the account and at the expense of Landlord, immediately without giving notice in case of emergency, or in any other case only provided that Landlord shall fail to commence and diligently prosecute to completion the remedy for such default within a reasonable time after Tenant shall have notified Landlord in writing of such default. If Tenant makes any expenditures or incurs any obligations for the payment of money in connection therewith including, but not limited to, reasonable attorneys' fees and disbursements, in instituting, prosecuting or defending any action or proceeding, such sums paid or obligations incurred, with interest from the time of the expenditure at the Interest Rate (as defined in Section 19.5), shall be paid to it by Landlord on demand. If Landlord fails to make such payment within thirty (30) days of Tenant's notice, then Tenant shall be entitled to set off such expenditure against that portion of the next due installment(s) of Fixed Rent which exceeds the monthly or quarterly payment of principal and/or interest due under any superior mortgages affecting the Demised Premises.

        19.3 Landlord may enjoin any breach or threatened breach by Tenant of any covenant, agreement, term, provision or condition herein contained. The mention in this lease of any particular remedy available to Landlord shall not preclude Landlord from any other remedy it might have, either at law or in equity. Landlord's failure to insist upon the strict performance or observance of any of the covenants, agreements, terms, provisions or conditions of this lease or to exercise any right, remedy or election herein contained or permitted by law shall not constitute or be construed as a waiver or relinquishment for the future of such covenant, agreement, term, provision, condition, right, remedy or election, but the same shall continue and remain in full force and effect. Any rights or remedies that may exist at law, in equity or otherwise upon breach of any covenant, agreement, term, provision or condition in this lease contained, shall be distinct, separate and cumulative rights and remedies and no one of them, whether exercised or not, shall be deemed to be in exclusion of any other. No covenant, agreement, term, provision or condition of this lease shall be deemed to have been waived unless such waiver is in writing, signed by the party sought to be charged or such party's agent duly authorized in writing to any act or matter, and such waiver shall apply only with respect to the particular act or matter to which such consent is given and shall not relieve either Landlord or Tenant, as the case may be, from the obligation, whenever required under this lease, to obtain the consent of the other party to any other act or matter.

        19.4 Receipt or acceptance of Fixed Rent by Landlord shall not be deemed a waiver of any default under this lease or of any rights which Landlord may be entitled to exercise under this lease by reason of such default. If Tenant is in arrears in the payment of Fixed Rent or Additional Rent beyond the expiration of the applicable grace period, Tenant waives the right, if any, to designate the items against which any payments made by Tenant are to be credited and Tenant agrees that Landlord may apply any payments made by Tenant to any items as Landlord sees fit irrespective of and notwithstanding any designation or request by Tenant as to the items against which any such payments shill be credited. No employee of Landlord or of Landlord's agents shall have the power to accept the keys of the Building prior to the termination of this lease, and the delivery of keys to any employee of Landlord or of Landlord's agents shall not operate as a termination of this lease or as a surrender or acceptance of a surrender of the Demised Premises. This lease may not be changed orally, but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

        19.5 If any installment of Fixed Rent (other than that portion of such installment to which Tenant's right of set-off relates, if allowable as herein provided in Section 19.2) or any item of Additional Rent which is payable to Landlord in accordance with the provisions of this lease shall be in arrears for more than ten (10) days after such installment or payment is due, then Tenant shall pay interest thereon at the Interest Rate from the due date of such installment or payment to the date of payment. "Interest Rate" shall mean a rate per annum equal to the lesser of (a) 3% above the commercial lending rate announced from time to time by Chemical Bank (New York, New York) as its prime rate for 90 day unsecured loans, or (b) the maximum applicable legal rate, if any.

        19.6 Landlord and Tenant hereby waive trial by jury in any action, proceeding or counterclaim brought by either against the other with respect to any matter whatsoever arising out of or in any way connected with this lease, the relationship of Landlord and Tenant, or in connection with Tenant's use and occupancy of the Demised Premises.


                                   ARTICLE XX

                         BROKERAGE FEES AND COMMISSIONS
                         ------------------------------

        20.1 Landlord represents and warrants to Tenant that there is no broker involved with or who brought about this lease transaction. Tenant covenants that it dealt with no broker in connection with this lease transaction.

        20.2 Tenant agrees that should any claim be made against Landlord by any broker for commissions or other compensation in connection with the negotiation or execution of this lease, which claim results from the inaccuracy of Tenant's covenant in Section 20.1, then Tenant will defend, indemnify and hold Landlord harmless from any and all liabilities, claims, suits, demands, judgments, costs, interest and expenses (including attorneys' fees and disbursements) incurred in connection with such claim.

        20.3 Landlord agrees that should any claim be made against Tenant by any broker for commissions or other compensation in connection with (i) the negotiation or execution of this lease and/or (ii) the placement of any financing secured by a fee interest in the Demised Premises, which claim results from the inaccuracy of Landlord's covenant in Section 20.1, then Landlord will defend, indemnify and hold Tenant harmless from any and all liabilities, claims, suits, demands, judgments, costs, interest and expenses (including attorney's fees and disbursements) incurred in connection with such claim.


                                   ARTICLE XXI

                          QUIET ENJOYMENT; TRANSFER OF
                          ----------------------------
                               LANDLORD'S INTEREST
                               -------------------

        21.1 Landlord covenants that Tenant shall quietly enjoy the Demised Premises without hindrance or molestation, subject only to the covenants, agreements, terms, provisions and conditions of this lease.

        21.2 It is expressly understood and agreed that the term "Landlord" as used in this lease means only the owner for the time being of the Demised Premises, and in the event of the sale, assignment or transfer by such owner of its or their interest in the Demised Premises, such owner shall thereupon be released and discharged from all covenants and obligations of Landlord thereafter accruing provided that such covenants and obligations shall be binding upon each new owner during the period of its ownership of the Demised Premises.

        21.3 Tenant shall look only to Landlord's estate and property in the Demised Premises (and the proceeds thereof), for the satisfaction of Tenant's remedies for the collection of a judgment (or other judicial process) requiring the payment of money by Landlord in the event of any default by Landlord hereunder, and no other property or assets of Landlord shall be subject eo levy, execution or other enforcement procedure for the satisfaction of Tenant's remedies under or with respect to this lease, the relationship of Landlord and Tenant, or Tenant's use and occupancy of the Demised Premises.

        21.4 It is understood and agreed that the relationship between the parties hereto is that of Landlord and Tenant, and nothing contained in this lease shall be deemed to create a partnership or joint venture herein.


                                  ARTICLE XXII

                             OPTIONS TO EXTEND TERM
                             ----------------------

        22.1 Provided that Tenant shall not then be in default with respect to any material covenant of this lease beyond the expiration of the applicable grace period, if any, Tenant shall have the option to extend the term of this lease for an additional period of ten (10) years (the "First Extended Term"); provided, however, that (a) Tenant shall notify Landlord not earlier than twenty-four (24) months and not later than the date which is eighteen (18) months prior to the then Expiration Date that Tenant desires such extension and (b) such extension shall be on the same terms, covenants and conditions as are contained in this lease, except with respect to (i) the annual Fixed Rent which shall be determined in the manner provided for in Section 22.2,
(ii) such provisions in this lease which apply only to the initial term, and
(iii) the option herein granted to extend the initial term of this lease.

        22.2 (a) Fixed Rent payable by Tenant during the First Extended Term of this lease shall be equal to $2,850,000 per annum, subject to the CPI Adjustments hereinafter described.

        (b) The first day of the First Extended Term shall be a CPI Adjustment Date. Accordingly, if the Adjustment Index for such CPI Adjustment Date has increased over the Beginning Index, the initial Fixed Rent specified in Section 22.2(a) shall increase commencing with such CPI Adjustment Date by the product of the following: $2,850,000 multiplied by the percentage increase of the Adjustment Index over the Beginning Index.

        (c) The seventh (7th) anniversary of the commencement date of the First Extended Term shall also be a CPI Adjustment Date. Accordingly, if the Adjustment Index for such CPI Adjustment Date has increased over the Index in effect for the month immediately preceding the month in which the First Extended Term commenced (the "First Extension Index"), then the Fixed Rent determined pursuant to Section 22.2(b) shall increase commencing with such CPI Adjustment Date by the product of the following: 60% of the Fixed Rent determined pursuant to Section 22.2(b) multiplied by the percentage increase of the Adjustment Index over the First Extension Index.

        22.3 Provided that Tenant shall not then be in default with respect to any material covenant of this lease beyond the expiration of the applicable grace period, if any, Tenant shall have the option to extend the term of this lease for an additional second period of ten (10) years (the "Second Extended Term"); provided, however, that (a) Tenant shall notify Landlord not earlier than twenty-four (24) months and not later than eighteen (18) months prior to the then Expiration Date that Tenant desires such extension. If the option is so exercised, the Second Extended Term shall be on the same terms, covenants and conditions as are contained in this lease, except with respect to (i) the annual Fixed Rent which shall be determined in the manner provided for in Section 22.4,
(ii) such provisions in this lease which apply only to the initial term or the First Extended Term and (iii) the option herein granted to extend the First Extended Term of this lease.

        22.4 (a) Fixed Rent payable by Tenant during the Second Extended Term of this lease shall be equal to $2,850,000 per annum, subject to the CPI Adjustments hereinafter described.

        (b) The first day of the Second Extended Term shall be a CPI Adjustment Date. Accordingly, if the Adjustment Index for such CPI Adjustment Date has increased over the Beginning Index, the initial Fixed Rent specified in Section
22.4 (a) shall increase commencing with such CPI Adjustment Date by the product of the following: $2,850,000 multiplied by the percentage increase of the Adjustment Index over the Beginning Index.

        (c) The seventh (7th) anniversary of the commencement date of the Second Extended Term shall also be a CPI Adjustment Date. Accordingly, if the Adjustment Index for such CPI Adjustment Date has increased over the Index in effect for the month immediately preceding the month in which the Second Extended Term commenced (the "Second Extension Index"), then the Fixed Rent determined pursuant to Section 22.4(b) shall increase commencing with such CPI Adjustment Date by the product of the following: 60% of the Fixed Rent determined pursuant to Section 22.4(b) multiplied by the percentage increase of the Adjustment Index over the Second Extension Index.


                                 ARTICLE XXIII

                                    NOTICES
                                    -------

        23.1 All notices, demands, requests or other communications which may be or are required to be given, served or sent by either party to the other shall be in writing and shall be deemed to have been properly given or sent if (a) hand delivered, (b) mailed by registered or certified mail, return receipt requested, with postage prepaid, or (c) sent by Express Mail or a national commercial courier service (e.g., Purolator Delivery Service or Federal Express), for next day delivery, to be confirmed in writing by said courier or service, addressed as follows:

                      (a) If intended for Tenant:

                           Rayovac Corporation
                           601 Rayovac Drive
                           Madison, Wisconsin 53711
                           Attention:  Treasurer

                           With a copy to:

                           Rayovac Corporation
                           601 Rayovac Drive
                           Madison, Wisconsin 53711
                           Attention:  President

                       (b) If intended for Landlord:

                           SPG Partners
                           601 Rayovac Drive
                           Madison, Wisconsin 53711
                           Attention:  Corporate Accounting Manager

                           With a copy to:

                           Bob Goergen
                           Goergen & Sterling
                           230 Park Avenue
                           Suite 1211
                           New York, New York 10169

Such notices, demands, requests or other communications shall be deemed to have been given on the date which is three (3) days after it shall have been mailed, sent or delivered as aforesaid. Each of the above may designate by notice in writing and delivered as set forth above a new address to which any notice, demand, request or communication shall thereafter be so mailed, sent or delivered for all purposes hereunder.


                                  ARTICLE XXIV

                                   ARBITRATION
                                   -----------

        24.1 In each instance specified in this lease in which it is stated that disputes thereunder shall be determined by arbitration, such arbitration shall be conducted as provided in this Article XXIV.

        24.2 The party requesting arbitration shall do so by giving notice to that effect to the other party, specifying in said notice the nature of the dispute and the person chosen as the arbitrator for such party. Within ten (10) days, the other party by notice to the original party shall appoint a second person as arbitrator on its behalf. The arbitrators thus appointed shall appoint a third person, and such three arbitrators shall as promptly as possible resolve such dispute. If the second arbitrator shall not have been appointed as aforesaid, the first arbitrator shall proceed to resolve the dispute.

        24.3 If the two arbitrators appointed by the parties shall be unable to agree, within ten (10) days after the appointment of the second arbitrator, upon the appointment of a third arbitrator, they shall give written notice to the parties of such failure to agree, and, if the parties fail to agree upon the selection of such third arbitrator within ten (10) days after the arbitrators appointed by the parties give notice as aforesaid, then within five (5) days thereafter either of the parties, upon notice to the other party, may request such appointment by the American Arbitration Association (or any organization successor thereto), or in its absence, refusal, failure or inability to act, may apply for a court appointment of such arbitrator.

        24.4 The arbitration shall be conducted in accordance with the then prevailing rules of the American Arbitration Association (or successor organization) in the City of Madison (or, if a branch does not exist in such city, Milwaukee). The arbitrators are to be qualified commercial real estate practitioners with at least ten (10) years continuous experience in the commercial real estate business with skills relevant to the dispute. The arbitrators shall have the right to retain and consult experts and competent authorities skilled in the matters under arbitration. The arbitrators shall render an award within sixty (60) days after the appointment of the third arbitrator, which decision and award shall be final and conclusive on the parties. Such award shall be in writing and counterpart copies thereof shall be delivered to each of the parties. In rendering such decision and award, the arbitrators shall not add to, subtract from or otherwise modify the provisions of this lease.

        24.5 If for any reason whatsoever the written decision and award of the arbitrators shall not be rendered within sixty (60) days as aforesaid, then at any time thereafter, before such decision and award shall have been rendered, either party may apply to any court having proper jurisdiction, by action, proceeding or otherwise (but not by a new arbitration proceeding) as may be proper to determine the matter in dispute consistent with the provisions of this lease.

        24.6 Each party shall pay the fees and expenses of the arbitrator appointed by or for such party, and the fees and expenses of the third arbitrator and all other expenses of the arbitration (other than the fees and disbursements of attorneys and witnesses for each party) shall be borne by the parties equally.

        24.7 Subject to Section 24.8, when any non-monetary matter in dispute shall be referred to arbitration, any default hereunder claimed by either party by reason of the matter in dispute shall be deemed suspended provided that the party so claimed to be in default shall proceed diligently and in good faith with the arbitration, until the dispute is determined adversely to the party claimed to be in default and notice thereof is given to such party, whereupon such party (whether Tenant or Landlord) shall have the same opportunity to cure such default as is provided for in this lease as if such notice of determination was the first notice given to the party in default. With regard to monetary disputes only, Tenant shall pay the disputed amount to Landlord in accordance with the terms of this lease pending the outcome of the arbitration proceeding. If Tenant prevails, Landlord shall reimburse Tenant for the amount awarded, with interest thereon at the rate equal to the rate announced by Chemical Bank from time to time in effect as its prime rate from the date of payment by Tenant through and including the date of such reimbursement.

        24.8 Notwithstanding any other provision in this Article XXIV to the contrary, if Tenant is in default beyond any applicable grace period with regard to a certain matter at the time it serves a notice upon Landlord requesting submission of such matter to arbitration, Landlord shall not thereby be precluded from the subsequent exercise of any remedies for default to which Landlord is entitled pursuant to this lease, at law or in equity.


                                   ARTICLE XXV

                   ESTOPPEL CERTIFICATES: MEMORANDUM OF LEASE
                   ------------------------------------------

        25.1 Each party agrees, at any time and from time to time, as requested by the other party, upon not less than thirty (30) days prior notice, to execute and deliver to the other party a statement certifying that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified and stating the modifications), certifying the dates to which the Fixed Rent and Additional Rent have been paid, stating whether or not, to the best knowledge of the signer, the other party is in default in the performance of any of its obligations under this Lease, and, if so, specifying each such default of which the signer may have knowledge, and certifying as to such additional information as the other party may reasonably request, it being intended that any such statement delivered pursuant hereto may be relied upon by others with whom the party requesting such certificate may be dealing.

        25.2 Landlord and Tenant shall execute, acknowledge and deliver a memorandum of this lease in recordable form simultaneously with the execution and delivery of this lease; said memorandum shall under no circumstances be deemed or construed to change or otherwise affect any of the obligations or provisions of this lease. Tenant shall pay for the cost of recording the memorandum.

                                  ARTICLE XXVI

                INVALIDITY OF PARTICULAR PROVISIONS; CONSTRUCTION
                -------------------------------------------------

        26.1 If any term or provision of this lease or the application thereof to any person or circumstance shall, to any extent, be invalid and unenforceable, the remainder of this lease, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid and unenforceable, shall not be affected thereby, and each term and provision of this lease shall be valid and enforced to the fullest extent permitted by law.

        26.2 This lease shall be construed and enforced in accordance with the laws of the State of Wisconsin.

                                  ARTICLE XXVII

                              SURRENDER OF PREMISES
                              ---------------------

        27.1 Upon the Expiration Date or upon the earlier termination of the term of this lease, Tenant shall quit and surrender to Landlord the Demised Premises, broom clean, in good order, condition, and repair, ordinary wear and tear and damage by fire, the elements or other casualty excepted, and Tenant shall remove all of its Personal Property as herein provided. Tenant's obligation to observe and perform this covenant shall survive the expiration or earlier termination of the term of this lease.

        27.2 If Tenant fails to surrender possession of the Demised Premises upon the Expiration Date or earlier termination of the term of this lease, Landlord may elect, by notice to Tenant, to treat Tenant as a holdover for a further term of 3 months at twice the Fixed Rent and Additional Rent which Tenant was required to pay during the last month prior to expiration or termination. In addition to the above, if the Demised Premises are not surrendered upon the expiration or earlier termination of the term of this lease, Tenant shall indemnify and hold Landlord harmless from and against any claims, loss, costs, liability and expenses (including attorneys' fees) resulting therefrom, including any claims made by any succeeding lessee founded upon such delay.

        27.3 If the last day of the term of this lease falls on a Sunday, this lease shall end on the immediately preceding business day. If Tenant shall have removed all or substantially all of its employees and Personal Property from the Demised Premises at any time during the last month of the term of this lease, Landlord may immediately enter and alter, renovate and redecorate the Demised Premises, without elimination, diminution or abatement of rent, or incurring liability to Tenant for any compensation, and such acts by Landlord shall have no effect upon this lease.

                                 ARTICLE XXVIII

                                COVENANTS BINDING
                                -----------------

        28.1 The covenants, agreements, terms, provisions and conditions of this lease shall be binding upon and inure to the benefit of the successors and assigns of Landlord and Tenant.


                                  ARTICLE XXIX

                                LANDLORD'S ACCESS
                                -----------------

        29.1 Landlord and its authorized representatives shall have the right, upon reasonable advance notice to Tenant, to enter the Demised Premises or any part or parts thereof, during Business Hours, accompanied by a duly authorized representative of Tenant, if Tenant makes such representative available, (i) to examine the Demised Premises to ascertain if Tenant has performed its obligations under this lease, (ii) to show the Demised Premises to prospective purchasers or mortgagees, (iii) to effect repairs to the Demised Premises pursuant to Landlord's obligations under Article VI of this lease, (iv) during the period commencing eighteen (18) months prior to the end of the term of this lease (if Tenant shall not have exercised the applicable option to extend the term pursuant to Article XXII), to show the Demised Premises to prospective tenants and (v) for the purpose of making such repairs in or to the Demised Premises as may be provided for by this lease or as may be mutually agreed upon by the parties. Landlord shall be allowed to take all materials into the Demised Premises that may be required for such repairs and actions. Landlord's rights under this Section 29.1 shall be exercised in such manner as to cause the least practicable interference with Tenant's use and occupancy of the Demised Premises.

        29.2 In addition to Landlord's rights under Section 29.1 above, Landlord and its authorized representatives shall have the right to enter upon the Demised Premises, or any part thereof, at such times as such entry shall be required by circumstances of emergency affecting the Demised Premises or the safety of its occupants without prior notice to Tenant. In such event, Landlord, or its authorized representative, shall, if feasible, be accompanied by a duly authorized representative of Tenant, if Tenant makes such representative available.

                                  ARTICLE XXX

                        APPLICATION OF INSURANCE PROCEEDS
                        ---------------------------------

        30.1 In any case in which Tenant shall be obligated under any provision of this lease to pay to Landlord any loss, cost, damage, liability or expense suffered or incurred by Landlord, Landlord shall allow Tenant as an offset against the amount thereof the net proceeds of any insurance collected by Landlord for or on account of such loss, cost, damage, liability or expense, provided that the allowance of such offset does not invalidate or prejudice the policy or policies under which such proceeds were payable.

        30.2 In any case in which Landlord shall be obligated under any provisions of this lease to pay to Tenant any loss, cost, damage, liability or expense suffered or incurred by Tenant, Tenant shall allow to Landlord as an offset against the amount thereof the net proceeds of any insurance collected by Tenant for or on account of such loss, cost, damage, liability or expense, provided that the allowance of such offset does not invalidate or prejudice the policy or policies under which such proceeds were payable.

                                  ARTICLE XXXI

                          CHANGES IN DEBT SERVICE COSTS
                          -----------------------------

        31.1 Prior to the date of this lease, Landlord received a permanent loan commitment from Northwestern Mutual Life Insurance Company ("Northwestern") in the amount of $10,000,000. The term of the loan is to be ten (10) years from the date such loan is fully advanced (the "10 year period"), and Landlord is to pay interest on the outstanding principal balance at an annual rate of 13.625% in accordance with a 30 year amortization schedule.

        In the event Landlord elects to obtain refinancing at the conclusion of the 10 year period, whether from Northwestern or any other institutional lender, then Landlord shall be responsible for the payment of points and all fees incurred in connection with obtaining the loan (the "Loan Fees"), and Tenant shall have the following rights and obligations:

        (a) If Landlord obtains a loan which requires the payment of interest at an annual rate greater than 13.625%, then Tenant shall be obligated to pay each month as Additional Rent to Landlord an amount equal to (i) the monthly debt service payment which Landlord is required to make, less (ii) the monthly debt service payment which Landlord would be required to make in the event the annual interest rate was 13.625%.

        (b) If Landlord obtains a loan which requires the payment of interest at an annual rate less than 13.625%, then Tenant shall receive a monthly credit against its payments of Additional Rent pursuant to this lease in an amount equal to (i) the monthly debt service payment which Landlord would be required to make in the event the annual interest rate was 13.625%, less (ii) the monthly debt service payment which Landlord is required to make. Tenants credit, however, shall be reduced by the amount of the Loan Fees, and shall not apply to that portion of the difference between (i) and (ii), if any, which results from Landlord obtaining a loan at an annual interest rate of less than 12.125% (the "1.5% Limitation").

        In the event Landlord elects to refinance its loan prior to the conclusion of the 10 year period, whether from Northwestern or any other institutional lender, then Landlord shall be responsible for the payment of all Loan Fees and any prepayment of all Loan Fees and any prepayment fees, and Tenant shall have the following rights and obligations:

        (c) If Landlord, in the expectation that interest rates will be higher at the conclusion of the 10 year period, obtains a loan which requires the payment of interest at an annual rate greater than 13.625%, then Tenant shall not be obligated to pay Additional Rent prior to the conclusion of the 10 year period as a result of the increased debt service. However, following the 10 year period, Tenant shall be obligated to pay the amounts described above in (a).

        (d) If Landlord obtains a loan which requires the payment of interest at an annual rate less than 13.625%, then Tenant shall receive no credit against its payments of Additional Rent pursuant to this lease prior to the conclusion of the 10 year period as a result of the decreased debt service. However, following the 10 year period, Tenant shall receive the credit (as adjusted by the Loan Fees and the 1.5% Limitation) described above in (b), provided that Tenant's credit shall be further reduced by an amount equal to any prepayment fees paid by Landlord which Landlord did not recover as a result of debt service savings generated by the lower interest rate prior to the conclusion of the 10 year period.

        31.2 Landlord shall attempt with reasonable diligence to obtain the best available interest rate and terms for a refinancing loan of such amount, term and amortization schedule as Landlord shall choose. Landlord shall not obtain a loan with a term that is longer than twenty-five (25) years without Tenant's consent. In the event that Landlord intends to accept a loan which requires interest payments at an annual rate of 16.625% or higher at any time during its first five (5) years, then Landlord shall serve Tenant with notice of Landlord's intention to obtain the loan. In such event, Tenant shall have the right for a period of thirty (30) days to find an institutional lender willing to make a substantially similar loan upon more favorable terms. If Tenant informs Landlord within the thirty (30) day period of the availability of a more favorable loan, Landlord shall seek to obtain such loan, provided that the terms and conditions of the loan are reasonably satisfactory to Landlord. If Tenant is unable to find a more favorable loan, then Landlord may proceed to obtain the loan which it originally proposed.

        31.3 In the event the principal amount of any refinancing loan obtained by Landlord exceeds $10,000,000, then all calculations pursuant to Section 31.1 shall be appropriately adjusted as though the loan was for the sum of $10,000,000.

        31.4 Under no circumstances shall Tenant be required to pay Additional Rent pursuant to Section 31.1, subsections (b) and (d). The Loan Fees and prepayment fees described therein shall be deemed never to exceed the amount of Tenant's credits (as adjusted by the 1.5% Limitation) described therein.

        31.5 Any dispute arising pursuant to this Article XXXI shall be resolved in accordance with the arbitration provisions of Article XXIV.


                                 ARTICLE XXXII

                                 MISCELLANEOUS
                                 -------------

        32.1 If an excavation or other substructure work shall be made on land adjacent to the Demised Premises, or shall be authorized to be made, Tenant shall afford the person causing or authorized to cause such excavation a license to enter upon the Demised Premises for the purpose of doing such work as shall be necessary to preserve the Demised Premises from injury or damage and to support the same by proper foundations, without any claim for damage or indemnity against Landlord, or diminution or abatement of rent; provided, however, that any such work caused by Landlord shall be performed in such manner as shall cause the least practicable amount of interference with Tenant's use and occupancy of the Demised Premises.

        32.2 Tenant shall be permitted to name the Building subject to the consent of Landlord, which consent shall not be unreasonably withheld. Tenant shall also have the right to place on the exterior of the Building and on the Demised Premises a sign or signs which are permitted by the applicable laws of public authority and are in keeping with the character and quality of the Demised Premises as a first class commercial office project. Tenant shall remove such sign or signs on the Expiration Date or sooner termination of this lease.

        32.3 Tenant may install and utilize, and once installed modify, a microwave, satellite or other antenna communications system on the roof of the Building. Tenant shall furnish detailed plans and specifications for such system (or modification) to Landlord for its approval, which approval shall not be unreasonably withheld or delayed. Upon approval, such system shall be installed, at Tenant's expense, by a contractor selected by Tenant. Tenant shall be responsible for procuring whatever licenses or permits may be required for the use of such system or operation of any equipment served thereby, but Landlord agrees to join with Tenant, to the extent necessary, in any such applications. Tenant's antenna system shall not constitute a nuisance or materially interfere with the operation of the basic Building systems or with the normal use of the area surrounding the Building by occupants thereof. Landlord makes no warranties whatsoever as to the permissibility of such a system under the laws of public authorities.

        32.4 The Article headings in this lease and in the Index to this lease are inserted only as a matter of convenience and shall have no effect whatsoever in construing this lease.

        32.5 Landlord agrees that Tenant shall be owner of and shall be entitled to receive any and all investment tax credits in connection with the construction of the Building, and Landlord agrees to cooperate to the extent required by Tenant and at the sole expense of Tenant in order to enable Tenant to receive the investment tax credits.

        32.6 Landlord or its agents shall not be liable for any injury or damage to persons or property resulting from fire, explosion, falling plaster, steam, gas, electricity, water, rain or snow or leaks from any part of the Building or from pipes, appliances or plumbing works or from the roof, street or subsurface, or from any other place or by dampness or by any other cause of whatsoever nature, unless caused by or due to the act or neglect of Landlord, its agents, servants or employees or caused by or due to Landlord's failure to comply with its obligations under this lease. Tenant shall give prompt notice to Landlord in case of fire or other casualty or accidents occurring in the Demised Premises or if Tenant becomes aware of any damage or defective condition requiring repair in any Mechanical System or any other portion of the Demised Premises.

        32.7 Tenant agrees to fully cooperate with Landlord in providing such financial information concerning Tenant and the Demised Premises as any superior mortgagee(s) may reasonably require.

        32.8 This lease contains the entire agreement between the parties and all prior negotiations and agreements are merged herein. Tenant acknowledges that neither Landlord nor any agent or representative of Landlord has made any statement or promise upon which Tenant has relied with respect to any matter or thing relating to the Demised Premises, except as is expressly set forth in this lease.

        32.9 Tenant shall not place a floor load upon any floor of the Building exceeding the floor load per square foot area which it was designed to carry and which is allowed by the laws of public authorities.

        32.10 Any review by Landlord of plans and specifications or alterations to be performed by Tenant shall not be deemed to be a representation or warranty by Landlord that the same is properly designed to perform the function for which it is intended or complies with the laws of public authorities.

        IN WITNESS WHEREOF, the parties hereto have duly executed this lease agreement as of the day and year first above written.

                                      SPG PARTNERS. Landlord

WITNESS: /s/ Linda Pauls              By: /s/ Thomas F. Pyle
        ----------------------------     ------------------------------
                                         Thomas F. Pyle


                                       RAYOVAC CORPORATION, Tenant


WITNESS: /s/ Lori L. Alderden By:        /s/ Thomas F. Pyle
        ----------------------------     ------------------------------
                                         Thomas F. Pyle, President


                                         Attest: /s/ Glynn M. Rossa
                                         ------------------------------
                                         Glynn M. Rossa, Vice President



      ..

STATE OF WISCONSIN)
                  ) ss.
COUNTY OF DANE    )

        Personally came before me this 14th day of May, 1985, the above-named Thomas F. Pyle known to me to be one of the general partners of SPG Partners, a Wisconsin general partnership, who executed the above instrument and acknowledged the same on behalf of said partnership.


                                          /s/ E.J. Selle
                                          ----------------------------------
                                          Notary Public, State of Wisconsin
                                          My commission:   12-15-85
                                                           --------

STATE OF WISCONSIN)
                  ) ss.
COUNTY OF DANE    )

        Personally came before me this 14th day of May, 1985 the above-named Thomas F. Pyle and Glynn M. Rossa, known to me to be the President and Vice President, respectively, of RAYOVAC Corporation, a Delaware corporation, who executed the above instrument and acknowledged the same on behalf of said corporation.

                                           /s/ E.J. Selle
                                         ----------------------------------
                                          Notary Public, State of Wisconsin
                                          My commission:   12-15-85
                                                           --------
THIS INSTRUMENT DRAFTED BY:

Raymond Karlin, Esq.
Brattle, Fowler, Jaffin & Kheel
280 Park Avenue
New York, NY 10017

FIRST AMENDMENT TO AGREEMENT OF LEASE


        THIS FIRST AMENDMENT TO AGREEMENT OF LEASE, made as of this 24th day June, 1986, by and between SPG PARTNERS, a Wisconsin general partnership having an office at 601 Rayovac Drive, Madison, Wisconsin 53711 ("Landlord") and RAYOVAC CORPORATION, having an office at 601 Rayovac Drive, Madison, Wisconsin 53711 ("Tenant").

                              W I T N E S S E T H:

        WHEREAS, Landlord and Tenant have entered into an agreement of lease dated May 14, 1985 and covering certain lands located in the City of Madison, Dane County, Wisconsin, all as more particularly described therein (the "Lease"); and

        WHEREAS, the parties hereto desire to amend the Lease in accordance with the terms hereof.

        NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant do hereby agree as follows:

1.   Section 1.3 of the Lease is hereby deleted in its entirety.

2.   Section 2.1(d) of the Lease is hereby amended to read in full as follows:

          (d) The term "Commencement Date" shall mean December 15, 1985. For the period from the Commencement Date through December 31, 1985, the Fixed Rent and Additional Rent shall be 16/31 of the amount of Fixed Rent and Additional Rent that would have been due had the Commencement Date occurred on December 1, 1985.

3.   Section 4.1(a) is hereby amended to read in full as follows:

     (a) Fixed Rent amounting to $2,600,000.00 per annum, 60% of which amount (i.e., $1,560,000.00) shall be subject to adjustment based upon changes in the Consumer Price Index (the "CPI Adjustments") as provided in Section 4.2 (herein referred to as "Fixed Rent"); and

4.   Section 4.2 is hereby amended to read in full as follows:

     4.2 CPI Adjustments to the Fixed Rent shall be made on the seventh (7th) and fourteenth (14th) anniversaries of the Commencement Date and at such other times as are described in Article XXLI of this lease (the "CPI Adjustment Dates"). The base for computing the CPI Adjustments is the

     "Consumer Price Index for all Urban Consumers, Milwaukee, Wisconsin. All Items (1967 = 100)" issued by the Bureau of Labor Statistics of the United States Department of Labor (the "Index") in effect for the month immediately prior to the month in which the Commencement Date occurs (the "Beginning Index"). The Index published for the month immediately preceding the CPI Adjustment Date in question (the "Adjustment Index") is to be compared to the Beginning Index in determining the amount of the adjustment in Fixed Rent. Notwithstanding anything contained herein to the contrary, Fixed Rent shall never be reduced as a result of this Section 4.2 to an amount less than $2,600,000.00 per annum. Thus, if the Adjustment Index has increased over the Beginning Index, the initial Fixed Rent specified in
     Section 4.1(a) shall increase commencing with the CPI Adjustment Date in question by 60% of $2,600,000.00 multiplied by the percentage increase of the Adjustment Index over the Beginning Index. If the Adjustment Index has remained constant, or has decreased, in comparison to the Beginning Index, the initial Fixed Rent specified in Section 4.1(a) shall remain unchanged. If the Adjustment Index with respect to the second or any subsequent CPI Adjustment Date is increased over the Beginning Index but has decreased from the Adjustment Index in effect for the month immediately preceding the next preceding CPI Adjustment Date, then the Fixed Rent as of such second or subsequent CPI Adjustment Date shall be adjusted to be equal to 60% of $2,600,000.00 multiplied by the percentage increase of the Adjustment Index over the Beginning Index, notwithstanding the fact that this may lead to a decrease in Fixed Rent established upon the previous Adjustment Date.

     (a) Example 1: Assume that the Beginning Index (i.e., the Index in effect for November, 1985) is 333.9. Assume that the Index for November, 1992 is equal to 500. Thus, as of December 15, 1992, 60% of the Fixed Rent (or, $1,560,000.00) will increase by the percentage of increase in the Index (i.e., 500 less 333.9, or 166.1, which, when expressed as a percentage of 333.9, is equal to 49.75%). Thus, the Fixed Rent for the period commencing on December 15, 1992 would equal ($2,600,000.00 plus [49.75% of $1,560,000.00]), or
          $3,376,100.00.

     (b) Example 2: Assume the same facts as set forth in Example 1, above, except that the Index for November, 1992 has decreased to 300. Under these circumstances, the Fixed Rent would remain unchanged for the period commencing on December 15, 1992 and would be equal to $2,600,000.00 per annum.

     (c) Example 3: Assume the same facts as set forth in Example 1, above. Further assume that the Index for November, 1999 is equal to 400. To compute the Fixed Rent for the period beginning on December 15, 1999, 60% of the initial Fixed Rent (or, $1,560,000.00) will increase by the percentage of increase in the Index, measured from the Beginning Index (i.e., 400 less 333.9, or 66.1, which, when expressed as a percentage of 333.9 is equal to 19.8%). Thus, the Fixed Rent for the period commencing on December 15, 1999 would be equal to ($2,600,000.00 plus [19.8% of $1,560,000]) or $2,908,880 per annum.
          Note that in this example, the rent has actually decreased from the rent in effect for the period commencing on December 15, 1992 as set forth in Example 1.

5.   Section 4.9 of the Lease is hereby amended to read in full as follows:

          4.9 Prior to the Commencement Date of the Permanent Loan as that term is defined in the Promissory Note dated February 8, 1985, executed by Landlord as Obligor to Northwestern Mutual Life Insurance Company ("NML") (NML or any replacement lender being hereinafter referred to as the "Lender") and amended by Amendment of Terms of Note dated May 1, 1986 (as amended the "Note") which Note is secured by a mortgage to NML bearing the dame date (the "NML Mortgage"). Tenant shall deposit the sum of $1,000,000 into an escrow account held by an escrow agent which is acceptable to the Lender. Tenant shall have the exclusive right to direct the investment (including reinvestment) of the funds deposited, subject to limitations as to the categories of permissible investments and as to the liquidity of such investments. In the event of Tenant's default beyond any applicable grace period in the payment of Fixed Rent or Additional Rent due and payable pursuant to this Lease, the deposit, together with all interest or other income then on deposit in the escrow account, shall be made available to Landlord in such amounts as are necessary to cure Tenant's default. If at the time of such default by Tenant, either (a) Landlord is simultaneously in default beyond any applicable grace period under the Note and NML Mortgage or under any replacement mortgage loan and Lender has accelerated the balance due under its note, or (b) the Note is at maturity and Landlord is in default in its payment of the outstanding principal balance then due and owing, then the entire deposit, including all interest or other income then on deposit in the escrow account, shall be made available to Lender in reduction of the outstanding principal balance payable by Landlord to Lender. Tenant shall be entitled to withdraw from the escrow account, within thirty (30) days after June 30 of each year, an amount equal to the amount of income

         (interest, dividends and the like) and the net gain (the aggregate of gains over losses) realized upon the investments held in the escrow account if, and only if, there is at the time of such withdrawal no default by Tenant in the payment of Fixed Rent or Additional Rent due under this Lease and the balance remaining in the escrow account is not less than $1,000,000. In the event NML at any time subsequent hereto consents to, or in the event replacement financing obtained from a lender other than NML permits the escrow account balance to be less than the escrow account balance presently required under the NML Mortgage and this Section 4.9. Tenant shall be permitted on the effective date of such consent or refinancing, to reduce the escrow account balance to such lesser amount, but in no event at any time shall the escrow account balance be less than $750,000.

        All of the above terms shall be incorporated in an Escrow Agreement which shall be acceptable to Lender and which shall be substantially in the form of Exhibit F annexed hereto and which replaces the Exhibit F originally annexed to this Lease. In the event that the escrow account is, at some time subsequent hereto, not required by NML or is not required under the terms of replacement financing obtained from a lender other than NML, Tenant shall then be required to maintain a security deposit of $750,000, to be held by an escrow agent chosen by the Landlord and reasonably acceptable to Tenant pursuant to an Escrow Agreement, which shall be substantially the same as the form of Exhibit F annexed hereto, excepting that all provisions relating to or in favor of a Lender, which include, but may not be limited to, paragraphs 2, 6, and that portion of paragraph 7 relating to foreclosure, shall be removed from such Escrow Agreement.

6. A new Section 4.10 is hereby added to the Lease, to read in full as follows:

          4.10 Within fifteen (15) days of the end of each Complete Lease Year or Partial Lease Year, as the case may be, Landlord shall deliver to Tenant a statement clearly itemizing Landlord's expenditures during such Complete Lease Year or Partial Lease Year to fulfill its obligations pursuant to Sections 6.2, 6.3, 9.1 and 10.1. The first $1,101,381.00 expended by Landlord to fulfill such obligations during any Complete Lease Year is referred to herein as the "Base Amount." (In the case of a Partial Lease Year, the Base Amount shall be reduced pro rata based on the number of days contained in such Partial Lease Year). If, during any Complete or Partial Lease Year, Landlord's expenditures to fulfill such obligations exceed the Base Amount, then Tenant shall pay Landlord, the amount by which such expenditures exceed the Base Amount as Additional Rent. Landlord may, at its option, either: (a) if the Landlord has advanced funds to pay the expenditure, it may bill the amount that such expenditure is in excess of the Base Amount to Tenant, who shall pay Landlord such amount within fifteen (15) days after Landlord's giving of notice to Tenant of the amount to be paid by Tenant, or (b) if Landlord has not advanced the funds to pay the expenditure, it may: (i) bill the amount that such expenditure is in excess of the Base Amount to Tenant, who shall pay Landlord such amount as Additional Rent at least ten (10) days prior to the date when payment of the expenditure is due; or (ii) send the bill (or bills) for such excess expenditures directly to Tenant, who shall pay such bill (or bills) directly on or before the date when payment of such bill (or bills) is due. Landlord may bill Tenant monthly when Landlord has incurred obligations in excess of the Base Amount.

7.   Section 6.4 of the Lease is hereby amended to read in full as follows.

          6.4 Tenant's obligation to pay for a portion of the costs incurred by Landlord to fulfill Landlord's obligations under Sections 6.2 and 6.3 are set forth in Section 4.10.

8. The second sentence of Section 6.6 is hereby amended to read in full as follows:

          Landlord, upon receipt of notice thereof from Tenant during the time periods specified herein, shall correct any such defect to the reasonable satisfaction of Tenant, and the cost of such repairs shall not be included in calculations of the amounts expended by Landlord pursuant to Section 4.10.

9.   Section 8.4 of the Lease is hereby amended to read in full as follows:

          8.4 Any of Tenant's property (excluding money, securities or like valuables) which shall remain in the Building in excess of thirty (30) days following an involuntary termination of this lease, or in excess of five
     (5) business days after the Expiration Date or the early termination of the Lease, may, at the option of Landlord, be deemed to have been abandoned and either may be retained by Landlord as its property or be disposed of, without accountability, in such manner as Landlord may deem appropriate, at Tenant's expense.

10.  Section 9.1 of the Lease is hereby amended to read in full as follows:

          9.1 Landlord shall be responsible for the payment of all Impositions subject, however, to Section 4.10.

11.  Section 10.1 of the Lease is hereby amended to read in full as follows:

          10.1 From and after the Commencement Date, Landlord shall pay when due all charges for water, sewer, gas, electricity, and fuel on or about the Demised Premises, subject, however, to Section 4.10.

12. The second sentence of Section 12.1 of the Lease is hereby amended to read in full as follows:

          Tenant shall not be permitted to proceed with the proposed assignment or subletting until it receives Landlord's written confirmation, which confirmation shall not be unreasonably withheld or delayed, that conditions
     (a), (b) and (c), above have been met and until Tenant complies with all other requirements specified in this Article XII.

13.  Section 31.2 of the Lease is hereby amended to read in full as follows:

          31.2 Landlord shall attempt, with reasonable diligence, to obtain the best available interest rate and terms for a refinancing loan of such amounts, term and amortization schedule as Landlord shall choose. In the event that Landlord intends to accept a loan which requires interest payments at an annual rate of 13.875% or higher at any time during its first five (5) years, then Landlord shall serve Tenant with notice of Landlord's intention to obtain the loan. In such event, Tenant shall have the right for a period of sixty (60) days to find an institutional lender willing to make a substantially similar loan upon more favorable terms. If Tenant informs Landlord within the sixty (60)-day period of the availability of a more favorable loan, Landlord shall seek to obtain such loan, provided that the terms and conditions of the loan are reasonably satisfactory to Landlord. If Tenant is unable to find a more favorable loan, then Landlord may proceed to obtain the loan which it originally proposed.

14.  Section 31.3 of the Lease is hereby amended to read in full as follows:

          31.3 In the event the principal amount of any refinancing loan obtained by Landlord exceeds $10,000,000, and/or provides for payments which are based on an amortization less than a thirty (30)-year basis, then all calculations of Additional Rent made pursuant to Section 31.1 shall be appropriately adjusted as though the loan was for the sum of $10,000,000 with equal monthly payments of principal and interest being based on a 30-year amortization schedule.

15. This Amendment shall take effect only upon its execution by Landlord and Tenant, and upon obtaining the written consent of the superior mortgagee as required under Section 13.5.

16. Except as modified herein, all remaining terms and conditions of the Lease shall remain in full force and effect.

        IN WITNESS WHEREOF, Landlord and Tenant have executed this Agreement as of the date first above written.

                                        SPG PARTNERS, a Wisconsin
                                        general partnership ("Landlord")


                                        By: /s/ Lionel N. Sterling
                                           ---------------------------
                                                Lionel N. Sterling,
                                                General Partner


                                        By: /s/ Robert B. Goergen
                                           ---------------------------
                                                 Robert B. Goergen,
                                                 General Partner


                                        By: /s/ Thomas F. Pyle
                                           ---------------------------
                                                 Thomas F. Pyle,
                                                 General Partner


                                        RAYOVAC CORPORATION, a Delaware
                                        corporation ("Tenant")


                                        By: /s/ Thomas F. Pyle
                                           ---------------------------
                                                 Thomas F. Pyle,
                                                 Chairman and Chief
                                                   Executive Officer

                                Attest:  /s/ Marvin G. Siegert
                                         ---------------------------
                                              Marvin G. Siegert
                                              Vice President/Controller


STATE OF Wisconsin )
                   ) ss.
COUNTY OF   Dane   )


        Personally came before me this 23rd day of June , 1986, Lionel N. Sterling, Robert B. Goergen, and Thomas F. Pyle who acknowledge that they are all general partners of SPG Partners, a Wisconsin general partnership, who executed and acknowledged the above instrument on behalf of said partnership.


                                                  /s/ Marie L. Larson
                                                  ---------------------------
                                                  Notary Public, State of  WI
                                                  My commission:  April 9, 1989

STATE OF Wisconsin )
                   ) ss.
COUNTY OF   Dane   )


         Personally came before me this 23rd day of June , 1986, Thomas F. Pyle and Marvin G. Siegert, known to me to be the Chairman and Chief Executive Officer and Vice President/Controller, respectively, of RAYOVAC Corporation, a Delaware corporation, who executed the above instrument and acknowledged the same on behalf of said corporation.

                                                  /s/ Marie L. Larson
                                                  ---------------------------
                                                  Notary Public, State of  WI
                                                  My commission:  April 9, 1989


This instrument drafted by:

MICHAEL, BEST & FRIEDRICH
One South Pinckney Street
Post Office Box 1806
Madison, WI  53701-1806
(608) 257-3501

                           AMENDMENT TO BUILDING LEASE


        THIS AMENDMENT TO BUILDING LEASE (the "Amendment") is entered into this 22nd day of February, 1996, by and between WELTON PROPERTIES, LLC ("Landlord") and RAYOVAC CORPORATION ("Tenant").

                                R E C I T A L S:

        A. Madison Real Estate Properties ("MREP") and Tenant entered into a building lease dated March 31, 1988, covering certain real property located at 2115 Pinehurst Drive in the City of Middleton, Dane County, Wisconsin (the "Lease").

        B. The landlord's interest in the Lease was transferred by MREP to Welton Partners Limited, a Wisconsin general partnership. Landlord has succeeded to the interest of Welton Partners Limited in and to the Lease.

        C. Landlord and Tenant desire to amend the Lease in the accordance with the terms of this Amendment.

        NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant do hereby agree as follows:

        1. Definitions. All terms that are capitalized but not defined in this Amendment and that are defined in the Lease shall have the meaning assigned to such terms by the Lease.

        2. Construction of Addition. Tenant hereby exercises its Option to cause to be constructed an Addition to the Premises. The Addition shall be constructed by Landlord at its sole expense pursuant to the plans and specifications that are more particularly described on Exhibit A attached hereto and made a part hereof, and shall consist of approximately sixty thousand (60,000) square feet.

        3. Calculation of Rent for Addition. The construction budget for the Addition is attached hereto as Exhibit B and made a part hereof. Landlord hereby guarantees to Tenant that the cost of the building set forth on Exhibit B is a guaranteed maximum price, subject to change only in accordance with change orders approved by Landlord and Tenant. Any excess in cost to the Landlord over the amount stated in Exhibit B (except as caused by approved change orders) shall not result in any increase of the Minimum Annual Rent. The list of soft costs and the landscaping allowance that are set forth on Exhibit B are subject to adjustment based upon the actual amount of such costs once construction is complete. To the extent that the costs set forth on Exhibit B for the following items:

        (a) prepayment penalty;
        (b) points--refinance;
        (c) points--construction loan; or
        (d) landscaping (allowance)

increase or decrease above or below the amounts set forth in the budget, such increases or decreases shall be passed through to Tenant in the form of a changed price, which shall result in a changed rent pursuant to the formula set forth in Exhibit C attached hereto and made a part hereof. For illustration, assuming that the cost of the Addition is equal to One Million Seven Hundred Seven Thousand Dollars ($1,707,000), then the amount of the Minimum Annual Rent for the Addition shall be equal to Two Hundred Three Thousand Five Hundred Fifty-Nine and 75/100 Dollars ($203,559.75).

        5. Completion Date. Landlord agrees to substantially complete construction of the Addition on or before July 1, 1996. The Minimum Annual Rent for the Addition shall commence upon the earlier of the date on which the Addition is substantially complete, as certified by Landlord's architect, or upon the date that Tenant commences use of the Addition by moving freight into the same.

        6. No Other Changes. Except as modified hereby, all terms and conditions of the Lease are hereby ratified and shall remain in full force and effect.

        IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.




                                         WELTON PROPERTIES, LLC



                                         By: /s/ Kenneth R. Welton
                                             ---------------------------
                                             Kenneth R. Welton, Member



                                         RAYOVAC CORPORATION



                                         By:    /s/ Glynn M. Rossa
                                             ---------------------------
                                         Name:  Glynn M. Rossa
                                         Title: Vice President & Treasurer